    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2008
                                                              FILE NO. 033-02610
                                                              FILE NO. 811-04550
================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 94 [X]


                                       AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 97 [X]


                               THE MAINSTAY FUNDS
               (exact name of registrant as specified in charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (address of principal executive office)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq.   Copy To: Sander M. Bieber, Esq.
The MainStay Funds                         Dechert LLP
51 Madison Avenue                          1775 I St, NW
New York, New York 10010                   Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on February 28, 2008 pursuant to paragraph (b)(1) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on ________, pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485


[ ]  on February 28, 2008 pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

(MAINSTAY LOGO)

Prospectus                                                     FEBRUARY 28, 2008

MAINSTAY(R) FUNDS

Equity Funds
MainStay Equity Index Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       This page intentionally left blank

        WHAT'S INSIDE?


  3      Investment Objective, Principal Investment Strategies and
         Principal Risks:
         An Overview

  6      MainStay Equity Index Fund*

 10      More About Investment Strategies and Risks

 13      Shareholder Guide

 24      Know With Whom You're Investing

 27      Financial Highlights


---------------

* Closed to new investors and new share purchases.

                      [This page intentionally left blank]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay Equity Index Fund (the "Fund"), a series of The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund that offers different series, including the Fund, that invest for varying combinations of income and capital appreciation. The other MainStay Funds not discussed in this Prospectus are offered by separate prospectuses, which are available upon request. The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Fund. For more specific information about NYLIM see "Know With Whom You're Investing--Who Manages Your Money."



Under normal market conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.


EQUITY SECURITIES


Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the Counter Bulletin Board. There are many different types of equity securities, including (without limitation):


- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.


NOT INSURED--YOU COULD LOSE MONEY


Before considering an investment in the Fund, you should understand that you could lose money.


NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of the Fund. Please review it carefully.

                      [This page intentionally left blank]

---------------------------


TOTAL RETURN is a combination of realized and unrealized capital gains and income.


---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2007, they range from $710 million to $512 billion.


---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

MAINSTAY EQUITY
INDEX FUND*

The Equity Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) INDEX.


PRINCIPAL INVESTMENT STRATEGY


The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS


NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95 (before charges, fees and expenses). A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.


The Fund's investments also include S&P 500(R) Index futures which are used for cash management purposes.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transaction costs;

- changes in either the makeup of the S&P 500(R) Index or the number of shares outstanding for the components of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.


Consistent with its principal investment strategy, the Fund's investments include S&P 500(R) Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


---------------
* CLOSED TO NEW INVESTORS AND NEW SHARE PURCHASES. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends only.
 6

                                                               EQUITY INDEX FUND

GUARANTEE

The Fund comes with an unconditional one-day guarantee from NYLIFE LLC ("NYLIFE"). If, on the business day immediately after ten years from your date(s) of purchase(s) (the "Guarantee Date"), the net asset value of a Fund share, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period is less than the price you initially paid for the Fund share, NYLIFE will pay you the difference between the price you paid and the net asset value of a Fund share as of the close of business on the Guarantee Date. See "The Equity Index Fund Guarantee" later in this Prospectus.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the guarantee.

EQUITY INDEX FUND

[Equity Index Fund Bar Chart]

98                                                                               27.69
99                                                                               19.99
00                                                                               -9.71
01                                                                              -12.65
02                                                                              -22.70
03                                                                               27.40
04                                                                                9.95
05                                                                                4.33
06                                                                               15.14
07                                                                                4.88


ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1998-2007)


PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Class A shares were first offered on December 20, 1990. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES

(1998-2007)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.22%            4Q/98
  Lowest return/worst quarter                                       -17.27%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)



                                                                    1 YEAR           5 YEARS           10 YEARS
  Equity Index Fund
  Return Before Taxes
    Class A                                                          1.73%           11.35%              4.81%

  Return After Taxes on Distributions(1)
    Class A                                                          1.52%           11.17%              4.31%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class A                                                          1.41%            9.91%              3.97%

  S&P 500(R) Index(2) (reflects no deductions for fees,
  expenses, or taxes)                                                5.49%           12.83%              5.91%





1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               EQUITY INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%



  Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption
  proceeds)                                                      None

  Redemption Fee
  (as a percentage of redemption proceeds)                       None



  Maximum Account Fee                                            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund Assets)



  Management Fee(1)                                              0.25%

  Distribution and/or Service Fees(2)                            0.25%



  Other Expenses                                                 0.24%

  Total Annual Fund Operating Expenses                           0.74%



  Fee Recoupments/(Waivers/Reimbursements)(3)                   (0.14)%

  Net Annual Fund Operating Expenses                             0.60%






1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $1.0 billion; 0.225% from $1.0 billion up to $3.0 billion; and 0.20% in excess of $3.0 billion. In addition, effective August 1, 2007 NYLIM has contractually agreed to waive its management fee to 0.19% up to $1.0 billion; 0.165% from $1.0 billion up to $3.0 billion; and 0.14% in excess of $3.0 billion.



2 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



3 NYLIM has entered into a written expense limitation agreement, effective April 1, 2008, under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments.) do not exceed 0.60% of average daily net assets for Class A shares. This expense limitation may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.



Prior to April 1, 2008, NYLIM had a different agreement in place.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  Expenses after          Class A
   1 Year                 $  359

   3 Years                $  516



   5 Years                $  686

  10 Years                $1,178




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.


Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).



DERIVATIVE SECURITIES



The Fund may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.



As an investment company registered with the SEC, the Fund must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to market net obligations (i.e., the Fund's daily net liability) under the swaps, if any, rather than their full notional value.



THE EQUITY INDEX FUND GUARANTEE



NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date(s) of purchase(s) of a Fund share, (the "Guarantee Date"), the NAV of that Fund share plus the value of all dividends and distributions paid with respect to that Fund share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"),

NYLIFE will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guarantee Date. NYLIM Service Company LLC administers the Guarantee. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in this Prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.



If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of the cash distribution. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a share-holder on dividends and distributions received from the Fund. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When you sell Fund shares, the Fund first redeems the shares you've held longest.



Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.



NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year appear in the Statement of Additional Information.



New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, nor New York Life, NYLIM, NYLIFE Distributors LLC, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.



Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.



For more information on the Guarantee, see the SAI.


INVESTMENT POLICIES


The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If, under normal circumstances, the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.



LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, or its agent will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading the Fund does during the year. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).


RISK MANAGEMENT TECHNIQUES



Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.



These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments these techniques could result in a loss regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.



TEMPORARY DEFENSIVE INVESTMENTS



In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

INFORMATION ON SALES CHARGES

The Fund is closed to new investors and new share purchases.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of the Fund. The distribution fee is intended to reimburse the Fund's distributor, NYLIFE Distributors LLC (the "Distributor"), for amounts previously advanced to pay for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.


- In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.



- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For

SHAREHOLDER GUIDE


more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY YOUR FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the prospectuses of those Funds for instructions for purchasing shares of those Funds. The sections below detail how you may sell shares of the Fund, including exchanging Fund shares for shares of other MainStay Funds.

                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                           - You may sell (redeem) your shares through your
                                                                   investment dealer or by any of the methods
                                                                   described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              - The Trust's transfer agent, NYLIM Service Company
                       Call MainStay Investments toll-free         ("MainStay Investments"), will only send checks to
                       at 1-800-MAINSTAY (1-800-624-6782)          the account owner at the owner's address of record
                       between 8:00 am and 6:00 pm Eastern         and generally will not send checks to addresses on
                       time any day the New York Stock             record for 30 days or less.
                       Exchange is open. Call before 4:00 pm      - The maximum order MainStay Investments can
                       Eastern time to sell shares at the          process by phone is $100,000.
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                       Call MainStay Investments toll-free         phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)          by bank wire to your designated bank account the
                       between 8:00 am and 6:00 pm Eastern         next business day, although it may take up to
                       time any day the New York Stock             seven days to do so. Your bank may charge you a
                       Exchange is open. Eligible investors        fee to receive the wire transfer.
                       may sell shares and have proceeds          - MainStay Investments must have your bank account
                       electronically credited to a                information on file.
                       designated bank account.                   - There is an $11 fee for wire redemptions.
                                                                  - The minimum wire transfer amount is $1,000.




                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                       ACH:                                        information on file.
                       Call MainStay Investments toll-free        - Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)          account.
                       between 8:00 am and 6:00 pm Eastern        - There is no fee from MainStay Investments for
                       time any day banks and the New York          this transaction.
                       Stock Exchange are open.                   - The maximum ACH transfer amount is $100,000.
                       Visit us at
                       www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial                       documentation, as required.
                       Data Services
                       30 Dan Road                                There is a $15 fee for checks mailed to you via
                       Canton, MA 02021-2809                      overnight service.




SHAREHOLDER GUIDE

---------------------------

When you sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

GENERAL POLICIES


The following are MainStay Investments' general policies regarding the sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.


Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- When you sell Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.


- Reinvestment in Fund shares won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.



- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:


  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Fund reserves the right to:

  - change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend the privileges without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders; and/or

  - close accounts with balances less than $500 invested (by redeeming all shares held and sending proceeds to the address of record).

Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

                                                               SHAREHOLDER GUIDE

The Trust may reopen the Fund to new investors or new share purchases at its discretion. For the period that the Fund is closed to new investors and new share purchases, if you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. In addition, you may not exchange shares from other MainStay Funds for shares of the Fund.

Medallion Signature Guarantees


A Medallion Signature Guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


REDEMPTIONS-IN-KIND

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES


When you sell shares, you have the right--for 90 days--to reinvest any or all of the proceeds in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already and (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting same account and class of shares.


SHAREHOLDER SERVICES

Automatic Services


Selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Withdrawal Plan--Individual Shareholders Only


Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fails to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:
-all phone calls with service representatives are tape recorded; and -written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only
You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes.


You also may exchange shares of the Fund for Class A shares, if offered, of any series of certain other open-end investment company sponsored, advised, or administered by NYLIM or any affiliate thereof, which are offered in separate prospectuses, including:



- MainStay 130/30 Core Fund                 - MainStay Intermediate Term Bond Fund
- MainStay 130/30 Growth Fund               - MainStay International Equity Fund
- MainStay 130/30 High Yield Fund           - MainStay Large Cap Growth Fund
- MainStay 130/30 International Fund        - MainStay Large Cap Opportunity Fund*
- MainStay All Cap Growth Fund              - MainStay MAP Fund
- MainStay Balanced Fund                    - MainStay Mid Cap Growth Fund
- MainStay Capital Appreciation Fund        - MainStay Mid Cap Opportunity Fund
- MainStay Cash Reserves Fund               - MainStay Mid Cap Value Fund
- MainStay Common Stock Fund                - MainStay Moderate Allocation Fund
- MainStay Conservative Allocation Fund     - MainStay Moderate Growth Allocation
                                            Fund
- MainStay Convertible Fund
                                            - MainStay Money Market Fund
- MainStay Diversified Income
                                            - MainStay Principal Preservation Fund
- MainStay Floating Rate Fund
                                            - MainStay Retirement 2010 Fund
- MainStay Global High Income Fund
                                            - MainStay Retirement 2020 Fund
- MainStay Government Fund
                                            - MainStay Retirement 2030 Fund
- MainStay Growth Allocation Fund
                                            - MainStay Retirement 2040 Fund
- MainStay Growth Equity Fund*
                                            - MainStay Retirement 2050 Fund
- MainStay High Yield Corporate Bond Fund
                                            - MainStay S&P 500 Index Fund
- MainStay ICAP Equity Fund
                                            - MainStay Short Term Bond Fund
- MainStay ICAP International Fund
                                            - MainStay Small Cap Growth Fund
- MainStay ICAP Select Equity Fund
                                            - MainStay Small Cap Opportunity Fund
- MainStay Income Manager Fund
                                            - MainStay Small Cap Value Fund
- MainStay Indexed Bond Fund
                                            - MainStay Tax Free Bond Fund
- MainStay Institutional Bond Fund
                                            - MainStay Total Return Fund
                                            - MainStay Value Fund



Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).


Because the Fund is closed to new investors and new share purchases, you may not exchange shares of another MainStay Fund for shares of the Fund.

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities

---------------
 * Offered only to residents of Connecticut, Maryland, New Jersey and New York.
 18

                                                               SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Fund is currently closed to new investors and new share purchases. However, the Fund has adopted policies and procedures regarding excessive purchases, redemptions and exchanges, as described below.

The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.

The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to

SHAREHOLDER GUIDE


the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the Fund does not accommodate, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances, when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to these surveillance procedures if the managers employing such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.


In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefits of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Fund's Share Prices (NAV) and the Valuation of Securities


The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The net asset value per share for Class A shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's

                                                               SHAREHOLDER GUIDE

portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.

Portfolio Holdings Information


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the other Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------


DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividends of less than $10.00.



When the Fund Pays Dividends


The Fund declares and pays any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the first business day of each month after a dividend is declared.



Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).


For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

                                                               SHAREHOLDER GUIDE


If the Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.



However, if the Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.


Exchanges

An exchange of shares of the Fund for shares of another MainStay Fund will be treated as a sale of shares of the Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of Trustees of The MainStay Funds oversees the actions of the Manager and Distributor and decides on general policies of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, NY 10010, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.


Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated sub-advisors and to modify any existing or future sub-advisory agreement with unaffiliated sub-advisors without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new Subadvisor.

The shareholders of the Fund have approved the manager-of managers relationship.


The Manager also pays the salaries and expenses of all personnel affiliated with the Fund except for the independent members of the Board, and all the operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.



For the fiscal year ended October 31, 2007, the Trust, on behalf of the Fund, paid the Manager an aggregate fee for services performed at the rate of 0.11% of the average daily net assets of the Fund. For information regarding the basis for the Board of Trustees' approval of the investment advisory contract, please refer to the Fund's annual report to shareholders for the fiscal year ended October 31, 2007.


The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Fund.



Pursuant to an agreement with NYLIM, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by NYLIM.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Fund. NYLIM a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.


NYLIM is responsible for the day-to-day portfolio management of the Fund.

PORTFOLIO MANAGER AND BIOGRAPHY:


The following section provides biographical information about the Fund's portfolio manager. Additional information regarding the portfolio manager's compensation, other accounts managed by this portfolio manager and his ownership of shares of the Funds he manages is available in the SAI.



FRANCIS J. OK Mr. Ok has managed the Fund since 1996. Mr. Ok, a Director at NYLIM, is responsible for managing and running the trading desk at NYLIM's Equity Investors Group, a division of NYLIM. Prior to joining NYLIM in 2000, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Ok holds a B.S. in Economics from Northeastern University.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information for the years ended October 31, 2007, 2006, 2005 and 2004 has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual reports, which are available upon request. For periods ending on or before October 31, 2003 the information provided was audited by another auditor.

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND


                                                                                                   January 1,
                                                                                                      2003*
                                                        Year ended October 31,                       through          Year ended
                                         ----------------------------------------------------      October 31,       December 31,
                                           2007           2006           2005          2004           2003               2002
                                         --------       --------       --------      --------      -----------       ------------
  Net asset value at beginning of
   period (c)..........................  $  48.46       $  42.34       $  39.60      $  36.66       $  30.50           $  41.48
                                         --------       --------       --------      --------       --------           --------
  Net investment income (c)............      0.77(g)        0.74           0.62(d)       0.28           0.19               0.23
  Net realized and unrealized gain
   (loss) on investments (c)...........      5.87           5.91(f)        2.55          2.79           5.97              (9.66)
                                         --------       --------       --------      --------       --------           --------
  Total from investment operations
   (c).................................      6.64           6.65           3.17          3.07           6.16              (9.43)
                                         --------       --------       --------      --------       --------           --------
  Less dividends and distributions:
   From net investment income (c)......     (0.75)         (0.53)         (0.43)        (0.13)            --              (0.31)
   From net realized gain on
     investments (c)...................        --             --             --            --             --              (1.24)
                                         --------       --------       --------      --------       --------           --------
  Total dividends and distributions
   (c).................................     (0.75)         (0.53)         (0.43)        (0.13)            --              (1.55)
                                         --------       --------       --------      --------       --------           --------
  Net asset value at end of period
   (c).................................  $  54.35       $  48.46       $  42.34      $  39.60       $  36.66           $  30.50
                                         ========       ========       ========      ========       ========           ========
  Total investment return (a)..........     13.83%         15.85%(e)(f)     7.97%        8.42%         20.23%(b)         (22.70%)
  Ratios (to average net
   assets)/Supplemental Data:
     Net investment income.............      1.51%          1.45%          1.40%(d)      0.73%          0.72%+             0.59%
     Net expenses......................      0.60%          0.64%          0.74%         0.96%          1.04%+             1.02%
     Expenses (before
      waiver/reimbursement)............      0.74%          0.79%(e)       1.03%         1.02%          1.04%+             1.02%
  Portfolio turnover rate..............         5%             5%             6%            3%             2%                 4%
  Net assets at end of period (in
   000's)..............................  $458,323       $494,971       $550,307      $607,542       $646,450           $589,034



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock
     split on December 12, 2007. (See Note 2(C) on page 21.)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundredth of a percent.
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's
     reimbursement of such losses were $0.04 per share on net
     realized gains on investments and the effect on total
     investment return, was 0.12%, respectively.
(g)  Per share data based on average shares outstanding during the period.

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

                      [This page intentionally left blank]

                       This page intentionally left blank

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                    MSEI01-02/08


                                                                              EI

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                       EQUITY INDEX FUND -- CLASS A SHARES





                                FEBRUARY 28, 2008



     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated February 28, 2008 for the Class A shares of the Equity Index Fund (the "Fund"), a separate investment series of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).


     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), which is the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


     The financial statements of the Fund, including the Financial Highlights for the fiscal year ended October 31, 2007, as presented in the 2007 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.



     The Fund is closed to new investors and new share purchases. In connection with the Equity Index Fund Guarantee, an audited consolidated financial statement for NYLIFE LLC and subsidiaries, as of December 31, 2007 is included in this SAI.

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
THE MAINSTAY FUNDS.......................................................      1
ADDITIONAL INFORMATION ABOUT THE FUND....................................      1
THE EQUITY INDEX FUND GUARANTEE..........................................      1
HOW THE INDEXING WORKS...................................................      3
FUNDAMENTAL INVESTMENT RESTRICTIONS......................................      4
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS..................................      5
NON-FUNDAMENTAL POLICY RELATED TO THE FUND'S NAME........................      6
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS..............................      6
   BANK OBLIGATIONS......................................................      6
   BORROWING.............................................................      7
   COMMERCIAL PAPER......................................................      8
   DEBT SECURITIES.......................................................      8
   DEPOSITARY RECEIPTS...................................................      9
   EQUITY SECURITIES.....................................................      9
   EXCHANGE TRADED FUNDS.................................................     10
   FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED.........     10
   FOREIGN INDEX-LINKED INSTRUMENTS......................................     11
   FUTURES TRANSACTIONS..................................................     13
   ILLIQUID SECURITIES...................................................     17
   INVESTMENT COMPANIES..................................................     18
   LENDING OF PORTFOLIO SECURITIES.......................................     18
   OPTIONS ON SECURITIES.................................................     19
   REAL ESTATE INVESTMENT TRUSTS ("REITS")...............................     22
   REPURCHASE AGREEMENTS.................................................     23
   RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2)
      COMMERCIAL PAPER...................................................     23
   SHORT SALES AGAINST THE BOX...........................................     24
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT................................     25
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS........................     25
   U.S. GOVERNMENT SECURITIES............................................     25
   UNFUNDED LOAN COMMITMENTS.............................................     26
   WARRANTS..............................................................     26
   WHEN-ISSUED SECURITIES................................................     26
TRUSTEES AND OFFICERS....................................................     28

   MANAGEMENT............................................................     28
   BOARD OF TRUSTEES.....................................................     31
   COMPENSATION..........................................................     34
   CODES OF ETHICS.......................................................     34
THE MANAGER AND THE DISTRIBUTOR..........................................     34
   MANAGEMENT AGREEMENT..................................................     35
   DISTRIBUTION AGREEMENT................................................     35
   DISTRIBUTION PLAN.....................................................     36
   OTHER SERVICES........................................................     37
   EXPENSES BORNE BY THE TRUST...........................................     38
PROXY VOTING POLICIES AND PROCEDURES.....................................     39
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................     40
PORTFOLIO MANAGER........................................................     41
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................     42
NET ASSET VALUE..........................................................     43
   HOW PORTFOLIO SECURITIES ARE VALUED...................................     46
SHAREHOLDER INVESTMENT ACCOUNT...........................................     46
SHAREHOLDER TRANSACTIONS.................................................     47
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE...........................     47
   HOW TO PURCHASE SHARES OF THE FUND....................................     48
   REDEMPTIONS...........................................................     48
   SYSTEMATIC WITHDRAWAL PLAN............................................     48
   REDEMPTIONS IN KIND...................................................     49
   SUSPENSION OF REDEMPTIONS.............................................     49
   EXCHANGE PRIVILEGES...................................................     49
TAX INFORMATION..........................................................     51
   TAXATION OF THE FUND..................................................     51
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL.................     52
   FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS.........................     52
   DISPOSITIONS OF FUND SHARES...........................................     53
   FOREIGN CURRENCY GAINS AND LOSSES.....................................     53
   DISCOUNT..............................................................     54
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS..................     54
   FOREIGN TAXES.........................................................     55
   PASSIVE FOREIGN INVESTMENT COMPANIES..................................     55
   TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING.....................     56
   STATE AND LOCAL TAXES.................................................     56

   FOREIGN SHAREHOLDERS..................................................     56
   TAX TREATMENT OF THE GUARANTEE........................................     57
OTHER INFORMATION........................................................     57
   ORGANIZATION AND CAPITALIZATION.......................................     57
   VOTING RIGHTS.........................................................     57
   SHAREHOLDER AND TRUSTEE LIABILITY.....................................     57
   REGISTRATION STATEMENT................................................     58
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................     58
   TRANSFER AGENT........................................................     58
   CUSTODIAN.............................................................     58
   LEGAL COUNSEL.........................................................     59
   CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUND............     59
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                               THE MAINSTAY FUNDS


     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 21 separate portfolios, one of which, the Fund, is discussed in this SAI. When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Fund. The Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002.


                      ADDITIONAL INFORMATION ABOUT THE FUND

     The Prospectus discusses the investment objectives, strategies, risks and expenses of the Fund. This section contains supplemental information concerning certain securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Fund's Prospectus, the Manager may, in its discretion, at any time, employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


     The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500(R) Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.



     When the Fund has cash reserves, the Fund may invest in S&P 500(R) Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration, in which case the Fund may also exceed that amount) and make loans, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.


                         THE EQUITY INDEX FUND GUARANTEE

     NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably Pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund share (the "Guarantee Date"), the NAV of a Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the Prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

     If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectus) outstanding. The Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.

     A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

     Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

     Although the Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Fund.

     The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, New York Life, NYLIM, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

     Although the Guarantee has been arranged for by the Fund and is created under contract between the Fund and NYLIFE, the Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Fund or the shareholders it benefits, nor may the Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

     The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

     If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.


     Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.

     NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE, for its most recent fiscal year ended December 31, 2007, appear at Appendix B to this SAI. New York Life is a mutual life insurance company.


     Even though the Equity Index Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

                             HOW THE INDEXING WORKS


     The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Manager seeks to provide investment results that mirror the performance of the Index. The Manager attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.


     It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.


     "Standard & Poor's", "S&P 500(R)", "S&P" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. The S&P 500(R) Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of NYLIM or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.



     S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, shareholders of the Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


ANTICIPATED USE OF INVESTMENTS

     The following chart indicates the types of investments that the Fund may typically utilize. The presence of an indication on the chart does not mean that the Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that the Fund is restricted from using the investment/technique.

                                    THE FUND



Bank Obligations                                                 X
Borrowing
Commercial Paper                                                 X
Debt Securities
Depositary Receipts
Equity Securities                                                X
Exchange Traded Funds
Firm or Standby Commitments -- Obligations with Puts Attached
Foreign Index-Linked Instruments
Foreign Securities
Futures Transactions
Illiquid Securities
Investment Companies
Lending of Portfolio Securities
Options on Securities
Real Estate Investment Trusts
Repurchase Agreements
Restricted Securities - Rule 144A Securities and
Section 4(2) Commercial Paper
Securities Index Options                                         X
Short Sales Against the Box
Sources of Liquidity and Credit Support
Temporary Defensive Position; Cash Equivalents
U.S. Government Securities                                       X
Unfunded Loan Commitments
Warrants
When-Issued Securities


                       FUNDAMENTAL INVESTMENT RESTRICTIONS


     The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's objectives as described in the Prospectus, all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Trustees without the approval of shareholders.


     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore the Fund will not operate as a "non-diversified" fund without first obtaining Shareholder approval.

THE FUND:


     1. Shall be a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore the Fund will not operate as a "non-diversified" fund without first obtaining Shareholder approval.



     2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.



     3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or
(iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).



     For the purposes of this fundamental investment restriction, the Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



     4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.



     5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.



     6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.



     7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.



     8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.


                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

THE FUND MAY NOT:

Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


     -    Enter into reverse repurchase agreements.



     -    Invest in foreign currencies.

     -    Invest in non-government mortgage pass-through securities.



     - Purchase or write options on foreign currencies or purchase or sell foreign currency futures.



     - Purchase or sell futures contracts on debt securities or indices of debt securities.



     - Enter into interest rate, index or currency exchange rate swap agreements.



     -    Invest in convertible securities.



     - Simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.



     - Purchase put options on securities indices and may purchase index call options only on the S&P 500(R) Composite Price Index.


     Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's NAV.


          NON-FUNDAMENTAL INVESTMENT POLICY RELATED TO THE FUND'S NAME



     The Fund has a name that suggests that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for the Fund to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in stocks of the S&P 500(R) Index. Furthermore, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below.


                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

     The Fund may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

     The loss of money is a risk of investing in the Fund. The Fund, neither individually or collectively, is intended to constitute a balanced or complete investment program and the Fund's NAV per share will fluctuate based on the value of the securities held by it. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

BANK OBLIGATIONS

     The Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and the Fund may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

     CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund may not invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits.

     As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the US Government.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

     The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

     Borrowing tends to exaggerate the effect on the Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of the Fund's "senior securities" holdings is marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

COMMERCIAL PAPER


     The Fund may invest in commercial paper if it is rated at the time of investment in the highest ratings category by an NSRO such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager determines that the commercial paper is of comparable quality. In addition, the Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager determines that the commercial paper is of comparable quality.


     Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund's investments, changes in relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

     The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

     Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund's shares.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

     Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Manager believe that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

     Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Manager, where applicable, deems it in the best interest of the Fund's shareholders.

     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager s will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

     The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

     ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES


     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.



     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

     To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")


     Among other types of ETFs, the Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.



    SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other Fund expenses.


FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     The Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

     Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a firm commitment basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     The Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor will the Fund assume that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect the Fund's valuation of the security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

     Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

     The Fund does not believe that the Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of the Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FOREIGN INDEX-LINKED INSTRUMENTS

     The Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, the Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

     The Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. The Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

     Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

     The Fund may purchase and sell stock index futures to hedge portions of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures (other than foreign currency futures) when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. The Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on stock index futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Trust nor the Fund is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.


     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices.


     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, the Fund is permitted to invest in futures contracts on individual equity securities, known as single stock futures.


     SECURITIES INDEX FUTURES. Stock index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.


     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case.


     OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Fund also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.


     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.


     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts. See "Tax Information."


     RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.


     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, AND OPTIONS ON FUTURES CONTRACTS. Options on securities, futures contracts, and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.


ILLIQUID SECURITIES

     The Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets.


     Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

     Under the supervision of the Board, the Manager determines the liquidity of the Fund's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and
(4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, the Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES


     The Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of the Fund, has entered into an agency agreement with State Street Bank and Trust Company, which acts as the Fund's agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.


     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager or its agent to be creditworthy when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the Fund.

     Subject to exemptive relief granted to the Fund from certain provisions of the 1940 Act, the Fund, subject to certain conditions and limitations, is permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

OPTIONS ON SECURITIES

     The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, and writing call options on securities and securities indices.


     The Fund may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Fund's Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.



     WRITING CALL OPTIONS. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.


     The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.


     WRITING PUT OPTIONS. The Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.


     The premium that the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Fund also may effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that the Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.


     PURCHASING OPTIONS. The Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Manager s deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


     The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

     In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.


     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.


     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.


     The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.



     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.


     Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.




     In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

     The Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

     A repurchase agreement, which provides a means fo r the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund's limitation on investments in illiquid securities.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Trustees have delegated to the Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

     For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL
PAPER

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Trustees.

     The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including:


     (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;



     (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;



     (iii) Dealer undertaking to make a market in the 144A security; and



     (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor must conclude that the following conditions have been met:


     (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);



     (b)  The 4(2) commercial paper is rated:



          (i) In one of the two highest rating categories by at least two NRSROs; or



          (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or



          (iii) If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and



     (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).


SHORT SALES AGAINST THE BOX

     The Fund may engage in short sales, which are transactions in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. The Fund will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of the Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

     Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund's share price.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund, may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager to be of comparable high quality and liquidity.

     In addition, a portion of the Fund's assets may be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

     While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

UNFUNDED LOAN COMMITMENTS

     The Fund may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as the Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Fund enters into fixed commitments on term loans as opposed to revolving credit line arrangements.

     Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

     Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

     Since the Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's unfunded loan commitments. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.


     The Fund records an investment when the borrower draws down the money and records interest as earned.


WARRANTS

     To the extent that the Fund invests in equity securities, the Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

     The Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Fund's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

     The Fund does not believe that the Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

                              TRUSTEES AND OFFICERS

MANAGEMENT


     The Board of Trustees oversees the management of the Trust and elects its officers. Information pertaining to the Board Members and officers is set forth below. The Trust's officers are responsible for the day-to-day operations of the Trust. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.


                               INTERESTED TRUSTEE*


                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                    TERM OF OFFICE+,                                                               IN FUND             OTHER
                    POSITION(S) HELD                                                               COMPLEX          DIRECTORSHIPS
  NAME AND           WITH TRUST AND                     PRINCIPAL OCCUPATION(S)                   OVERSEEN            HELD BY
DATE OF BIRTH      LENGTH OF SERVICE                    DURING PAST FIVE YEARS                   BY TRUSTEE           TRUSTEE
-------------     -------------------  --------------------------------------------------------  ----------  -----------------------
BRIAN A. MURDOCK  Indefinite; Trustee  Member of the Board of Managers and President (since          74      Trustee, Eclipse Funds
3/14/56           and Chief Executive  2004), and Chief Executive Officer (since 2006), New                  since June 2007,
                  Officer since 2006   York Life Investment Management LLC and New York Life                 (3 funds); Director,
                                       Investment Management Holdings LLC; Senior Vice                       Eclipse Funds Inc.
                                       President, New York Life Insurance Company (since 2004);              since June 2007
                                       Chairman of the Board and Chief Executive Officer,                    (23 funds); Director,
                                       NYLIFE Distributors LLC (since 2004); Chairman of the                 MainStay VP Series
                                       Board, Madison Capital Funding LLC, NYLCAP Manager LLC,               Fund, Inc. since 2006
                                       Institutional Capital LLC and McMorgan & Company LLC                  (24 portfolios);
                                       (since 2008), MacKay Shields LLC (since 2006); Chief                  Director, ICAP Funds,
                                       Executive Officer, Eclipse Funds and Eclipse Funds Inc.               Inc. since 2006
                                       (since 2006); Chairman  (2006 to 2007) and Director and               (3 funds).
                                       Chief Executive Officer (since 2006), MainStay VP Series
                                       Fund, Inc.; Director and Chief Executive Officer, ICAP
                                       Funds, Inc. (since  2006); Chief Investment Officer,
                                       MLIM Europe and Asia (2001 to 2003); President of
                                       Merrill Japan and Chairman of MLIM's Pacific Region
                                       (1999 to 2001).



* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered "interested persons" may be referred to as "Independent Trustees."



+ Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. The Retirement Policy adopted by the Board provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday.

                              INDEPENDENT TRUSTEES


                                                               NUMBER OF
                                                              PORTFOLIOS
                    TERM OF OFFICE+,          PRINCIPAL        IN FUND
                    POSITION(S) HELD         OCCUPATION         COMPLEX                OTHER
  NAME AND           WITH TRUST AND          (S) DURING        OVERSEEN            DIRECTORSHIPS
DATE OF BIRTH      LENGTH OF SERVICE      PAST FIVE YEARS     BY TRUSTEE          HELD BY TRUSTEE
-------------     -------------------   -------------------   ----------   ----------------------------
SUSAN B. KERLEY   Indefinite;           Partner,                  74       Chairman since 2005 and
8/12/51           Chairman and          Strategic                          Trustee since 2000, Eclipse
                  Trustee since June    Management                         Funds (3 funds); Chairman
                  2007                  Advisors LLC                       since 2005 and Director
                                        (since 1990).                      since 1990, Eclipse Funds
                                                                           Inc. (23 funds); Chairman
                                                                           and Director, ICAP Funds,
                                                                           Inc., since 2006 (3 funds);
                                                                           Chairman and Director,
                                                                           MainStay VP Series Fund,
                                                                           Inc., since June 2007 (24
                                                                           portfolios); Trustee, Legg
                                                                           Mason Partners Funds, Inc.,
                                                                           since 1991 (30 portfolios).

ALAN R. LATSHAW   Indefinite;           Retired; Partner,         74       Trustee, Eclipse Funds since
3/27/51           Trustee and Audit     Ernst & Young LLP                  June 2007 (3 funds);
                  Committee Financial   (2002 to 2003);                    Director, Eclipse Funds Inc.
                  Expert since 2006     Partner, Arthur                    since June 2007 (23 funds);
                                        Andersen LLP                       Director, ICAP Funds, Inc.,
                                        (1976 to 2002);                    since June 2007 (3 funds);
                                        Consultant to the                  Director, MainStay VP Series
                                        MainStay Funds                     Fund, Inc., since June 2007
                                        Audit and                          (24 portfolios); Trustee,
                                        Compliance                         State Farm Associates Funds
                                        Committee (2004                    Trusts since 2005 (3
                                        to 2006).                          portfolios); Trustee, State
                                                                           Farm Mutual Fund Trust since
                                                                           2005 (15 portfolios);
                                                                           Trustee, State Farm Variable
                                                                           Product Trust since 2005 (9
                                                                           portfolios).

PETER MEENAN      Indefinite; Trustee   Independent               74       Trustee, Eclipse Funds since
12/5/41           since 2006            Consultant;                        2002 (3 funds); Director,
                                        President and                      Eclipse Funds Inc. since
                                        Chief Executive                    2002 (23 funds); Director,
                                        Officer, Babson -                  ICAP Funds, Inc., since 2006
                                        United, Inc.                       (3 funds); Director,
                                        (financial                         MainStay VP Series Fund,
                                        services firm)                     Inc. since June 2007 (24
                                        (2000 to 2004);                    portfolios).
                                        Independent
                                        Consultant (1999
                                        to 2000); Head of
                                        Global Funds,
                                        Citicorp (1995 to
                                        1999).

RICHARD H.        Indefinite; Trustee   Managing                  74       Trustee, Eclipse Funds since
NOLAN, JR.        since June 2007       Director, ICC                      June 2007 (3 funds);
11/16/46                                Capital                            Director, Eclipse Funds Inc.
                                        Management;                        since June 2007 (23 funds);
                                        President -                        Director, ICAP Funds, Inc.,
                                        Shields/Alliance,                  since June 2007 (3 funds);
                                        Alliance Capital                   Director, MainStay VP Series
                                        Management (1994                   Fund, Inc., since 2006 (24
                                        to 2004).                          portfolios).

RICHARD S.        Indefinite; Trustee   Chairman (1990 to         74       Trustee, Eclipse Funds since
TRUTANIC          since 1994            present) and                       June 2007 (3 funds);
2/13/52                                 Chief Executive                    Director, Eclipse Funds Inc.
                                        Officer (1990 to                   since June 2007 (23 funds);
                                        1999), Somerset                    Director, ICAP Funds, Inc.,
                                        Group (financial                   since June 2007 (3 funds);
                                        advisory firm);                    Director, MainStay VP Series
                                        Managing Director                  Fund, Inc., since June 2007
                                        and Advisor, The                   (24 portfolios).
                                        Carlyle Group
                                        (private
                                        investment firm)
                                        (2002 to 2004);
                                        Senior Managing
                                        Director and
                                        Partner, Groupe
                                        Arnault S.A.
                                        (private
                                        investment firm)
                                        (1999 to 2002).

                                                               NUMBER OF
                                                              PORTFOLIOS
                    TERM OF OFFICE+,          PRINCIPAL        IN FUND
                    POSITION(S) HELD         OCCUPATION         COMPLEX                OTHER
  NAME AND           WITH TRUST AND          (S) DURING        OVERSEEN            DIRECTORSHIPS
DATE OF BIRTH      LENGTH OF SERVICE      PAST FIVE YEARS     BY TRUSTEE          HELD BY TRUSTEE
-------------     -------------------   -------------------   ----------   ----------------------------
ROMAN L. WEIL     Indefinite; Trustee   V. Duane Rath             74       Trustee, Eclipse Funds since
5/22/40           and Audit Committee   Professor of                       June 2007 (3 funds);
                  Financial expert      Accounting,                        Director, Eclipse Funds Inc.
                  since June 2007       Graduate School                    since June 2007 (23 funds);
                                        of Business,                       Director, ICAP Funds, Inc.,
                                        University of                      since June 2007 (3 funds);
                                        Chicago;                           Director, MainStay VP Series
                                        President, Roman                   Fund, Inc., since 1994 (24
                                        L. Weil                            portfolios).
                                        Associates, Inc.
                                        (consulting
                                        firm).

JOHN A. WEISSER   Indefinite; Trustee   Retired.                  74       Trustee, Eclipse Funds since
10/22/41          since June 2007       Managing Director                  June 2007 (3 funds);
                                        of Salomon                         Director, Eclipse Funds Inc.
                                        Brothers, Inc.                     since 2007 (23 funds);
                                        (1971 to 1995).                    Director, ICAP Funds, Inc.,
                                                                           since June 2007 (3 funds);
                                                                           Director, MainStay VP Series
                                                                           Fund, Inc., since 1997 (24
                                                                           portfolios); Trustee,
                                                                           Direxion Funds (71
                                                                           portfolios) and Direxion
                                                                           Insurance Trust (45
                                                                           portfolios) since March 2007.



+ Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. The Retirement Policy adopted by the Board provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday.


                        OFFICERS (WHO ARE NOT TRUSTEES)*


                                                                           PRINCIPAL
  NAME AND               POSITION(S) HELD WITH                           OCCUPATION(S)
DATE OF BIRTH         TRUST AND LENGTH OF SERVICE                   DURING PAST FIVE YEARS
-------------         ---------------------------   ------------------------------------------------------
JACK R. BENINTENDE    Treasurer and Principal       Managing Director, New York Life Investment Management
5/12/64               Financial and Accounting      LLC (since June 2007); Treasurer and Principal
                      Officer since June 2007       Financial and Accounting Officer, Eclipse Funds,
                                                    Eclipse Funds Inc., MainStay VP Series Fund, Inc. and
                                                    ICAP Funds, Inc. (since June 2007); Vice President,
                                                    Prudential Investments (2000 to 2007); Assistant
                                                    Treasurer, JennisonDryden Family of Funds, Target
                                                    Portfolio Trust, The Prudential Series Fund and
                                                    American Skandia Trust (2006 to 2007); Treasurer and
                                                    Principal Financial Officer, The Greater China Fund
                                                    (2007).

STEPHEN P. FISHER     President since March 2007    Senior Managing Director and Chief Marketing Officer,
2/22/59                                             New York Life Investment Management LLC (since 2005);
                                                    President and Chief Executive Officer, NYLIFE
                                                    Distributors LLC (since 2008); Chairman of the Board,
                                                    NYLIM Service Company (since 2008); Managing Director
                                                    - Retail Marketing, New York Life Investment
                                                    Management LLC (2003 to 2005); President, Eclipse
                                                    Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                                    Inc. and ICAP Funds, Inc. (since March 2007); Managing
                                                    Director, UBS Global

                                                                           PRINCIPAL
  NAME AND               POSITION(S) HELD WITH                           OCCUPATION(S)
DATE OF BIRTH         TRUST AND LENGTH OF SERVICE                   DURING PAST FIVE YEARS
-------------         ---------------------------   ------------------------------------------------------
                                                    Asset Management (1999 to 2003).

SCOTT T. HARRINGTON   Vice President --             Director, New York Life Investment Management LLC
2/8/59                Administration since 2005     (including predecessor advisory organizations) (since
                                                    2000); Executive Vice President, New York Life Trust
                                                    Company and New York Life Trust Company, FSB (since
                                                    2006); Vice President--Administration, Eclipse Funds,
                                                    Eclipse Funds Inc. and MainStay VP Series Fund, Inc.
                                                    (since 2005) and ICAP Funds, Inc. (since 2006).

ALISON H. MICUCCI     Senior Vice President and     Senior Managing Director and Chief Compliance Officer
12/16/65              Chief Compliance Officer      (since 2006) and Managing Director and Chief
                      since 2006                    Compliance Officer (2003 to 2006), New York Life
                                                    Investment Management LLC and New York Life Investment
                                                    Management Holdings LLC; Senior Managing Director,
                                                    Compliance (since 2006) and Managing Director,
                                                    Compliance (2003 to 2006), NYLIFE Distributors LLC;
                                                    Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                    Vice President and Chief Compliance Officer, Eclipse
                                                    Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                                    Inc. and ICAP Funds, Inc. (since 2006); Vice
                                                    President--Compliance, Eclipse Funds, Eclipse Funds
                                                    Inc. and  MainStay VP Series Fund, Inc. (2004 to
                                                    2006); Deputy Chief Compliance Officer, New York Life
                                                    Investment Management LLC (2002 to 2003); Vice
                                                    President and Compliance Officer, Goldman  Sachs Asset
                                                    Management (1999  to 2002).

MARGUERITE E.H.       Chief Legal Officer since     Managing Director and Associate General Counsel, New
MORRISON              January 2008                  York Life Investment Management LLC (since 2004);
3/26/56               and Secretary since 2004      Managing Director and Secretary, NYLIFE Distributors
                                                    LLC; Secretary, NYLIM Service Company (since 2008);
                                                    Assistant Secretary, New York Life Investment
                                                    Management Holdings LLC (since 2008); Chief Legal
                                                    Officer (since January 2008) and Secretary, Eclipse
                                                    Funds, Eclipse Funds Inc.  and MainStay VP Series
                                                    Fund, Inc. (since 2004) and ICAP Funds, Inc. (since
                                                    2006); Chief Legal Officer--Mutual Funds and Vice
                                                    President and Corporate Counsel, The Prudential
                                                    Insurance Company of America (2000 to 2004).



* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."



     Officers are elected annually by the Trustees to serve a one year term.


BOARD OF TRUSTEES


     The Board oversees the Funds, the Manager and the Subadvisors. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.












     AUDIT COMMITTEE. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. Prior to June 7, 2007, the Board had an Audit and Compliance Committee, which held 2 meeting(s) during the period November 1, 2006 through June 7, 2007. The Trust's Audit Committee held 2 meetings during the fiscal year ended October 31, 2007.






     CONTRACTS COMMITTEE. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee was first organized in June 2007 and held 4 meetings during the fiscal year ended October 31, 2007.






     INVESTMENT COMMITTEE. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee was first organized in June 2007, which held 1 meeting during the period June 2007 through the end of the fiscal year October 31, 2007. Prior to June 7, 2007, the Board had a Brokerage Committee and a Performance Committee. There was 1 Brokerage Committee meeting and 2 Performance Committee meetings held during the during the period November 1, 2006 through June 7, 2007.



     NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee was first organized in June 2007, and held no meetings during the period June 2007 through the end of the fiscal year October 31, 2007. Prior to June 7, 2007, the Board had a Nominating Committee which held 1 meeting during the period November 1, 2006 through June 7, 2007.






     The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.






     Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and

Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.



     VALUATION COMMITTEE. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard
S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Marguerite E. H. Morrison, Alison Micucci and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 5 Valuation Committee meetings held during the fiscal year ended October 31, 2007.



     VALUATION SUBCOMMITTEE. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Micucci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack R. Benintende, Gary Wendlandt and William Cheng. There were 13 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2007.



     As of December 31, 2007, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the Trust was as follows:



                               INTERESTED TRUSTEE



                                                                           AGGREGATE DOLLAR RANGE
                                                                   OF EQUITY SECURITIES IN ALL REGISTERED
                                DOLLAR RANGE OF EQUITY          INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                SECURITIES IN THE TRUST                 FAMILY OF INVESTMENT COMPANIES
---------------         -------------------------------------   -------------------------------------------
Brian A. Murdock        Large Cap Growth Fund - Over $100,000                  Over $100,000
                        MAP Fund  - $1 - $10,000



                              INDEPENDENT TRUSTEES



                                                                           AGGREGATE DOLLAR RANGE
                                                                   OF EQUITY SECURITIES IN ALL REGISTERED
                                DOLLAR RANGE OF EQUITY          INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                SECURITIES IN THE TRUST                 FAMILY OF INVESTMENT COMPANIES
---------------         -------------------------------------   -------------------------------------------
Susan B. Kerley         None                                                   Over $100,000

Alan R. Latshaw         Large Cap Growth Fund - $10,001 -                    $10,001 - $50,000
                        $50,000
                        Small Cap Value Fund - $1 - $10,000

Peter Meenan            Large Cap Growth Fund - $50,001 -                      Over $100,000
                        $100,000

Richard H. Nolan, Jr.   None                                                        None

Richard S. Trutanic     Total Return Fund - $1 - $10,000                        $1 - $10,000

Roman L. Weil           None                                                 $10,001 - $50,000

John A. Weisser         High Yield Corporate Bond Fund -                     $50,001 - $100,000
                        $50,001 - $100,000

     As of December 31, 2007, each Trustee who is not an "interested person" as that term is defined in the 1940 Act of the Trust, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.









COMPENSATION


     The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2007, from the Trust. Effective June 7, 2007, the Independent Trustees receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $15,000. To compensate the Independent Trustees for additional service to the Funds and other funds in the Fund Complex overseen by each Trustee in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Trust, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Trustees received a fee of $30,000 paid prior to the fiscal period ending October 31, 2007. The Trust paid its pro rata share of the above-referenced fees based on the relative net assets of the Trust and other funds in the Fund Complex for which the Trustees serve as Directors or Trustees as of the end of the fiscal year. Prior to June 7, 2007, the Trustees were compensated under a different compensation structure. The Trustees who are affiliated with NYLIM do not receive compensation from the Funds.






                              AGGREGATE    PENSION OR RETIREMENT                       TOTAL COMPENSATION
                            COMPENSATION      BENEFITS ACCRUED        ESTIMATED      FROM THE TRUST AND THE
NAME OF PERSON                FROM THE           AS PART OF        ANNUAL BENEFITS        FUND COMPLEX
AND POSITION                    TRUST          FUND EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
--------------              ------------   ---------------------   ---------------   ----------------------
Edward J. Hogan (1)           $57,199                --                   --                $ 57,199
Susan B. Kerley (2)            42,857                --                   --                 187,414
Alan R. Latshaw                98,198                --                   --                 168,705
Terry L. Lierman (1)           46,949                --                   --                  46,949
John B. McGuckian (1)          46,576                --                   --                  46,576
Peter Meenan (2)               35,622                --                   --                 168,986
Donald E. Nickelson            74,664                --                   --                  74,664
Richard H. Nolan, Jr. (3)      41,025                --                   --                 163,295
Richard S. Trutanic (2)        87,435                --                   --                 152,848
Roman L. Weil (3)              33,799                --                   --                 156,035
John A. Weisser (3)            41,025                --                   --                 172,957






----------
(1) Mr. Lierman resigned from the Board effective May 31, 2007. Messrs. Hogan, McGuckian and Nickelson resigned from the Board effective June 7, 2007.



(2) Ms. Kerley and Mr. Meenan were appointed as Trustees effective June 7, 2007. Prior to June 7, 2007, they served as Trustees/Directors to Eclipse Funds, Eclipse Funds Inc. and ICAP Funds Inc., which are part of the Fund Complex.



(3) Messrs. Nolan, Weil and Weisser were appointed Trustees effective June 7, 2007. Prior to June 7, 2007, they served as Directors to MainStay VP Series Fund, Inc., which is part of the Fund Complex.



     As of January 31, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Trust.


CODES OF ETHICS

     The Trust, its Manager, and its Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.


     The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust or the Manager (the "Independent Trustees").


     The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus, the Manager bears the following expenses:


     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;



     (b) the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and



     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.



     (d) For its services, each Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."



     The Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Fund invests) on an annualized basis exceed a certain percentage for its Class A shares, as specified in the Fund's prospectus, from time to time. These expense limitations may be modified or terminated only with the approval of the Board. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.


     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of the Fund.

     Conditions to exemptive relief include: (i) the Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Trust would be required to provide an information statement to shareholders of the Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iii) the Board of Trustees would be required to determine that any change in subadvisors is in the best interests of the Fund; (iv) no Trustee or officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; (v) the Manager would not enter into a subadvisory agreement with any affiliated subadvisor without shareholder approval; (vi) before the Fund may rely on the Order, the operation of the Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not "interested persons" will be at the discretion of the then existing Trustees that are not "interested persons."


     State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's net asset value, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by NYLIM.



     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the amount of the Management fee paid by the Fund and the amount of any Management fees waived and/or reimbursed by NYLIM were as follows:



                                MANAGEMENT FEE
                   MANAGEMENT    WAIVED AND/OR
YEAR ENDED          FEE PAID*     REIMBURSED
----------         ----------   --------------
October 31, 2007   $  499,931     $  688,252
October 31, 2006      576,410        735,844
October 31, 2005    1,277,850      1,696,218


*    After expense reimbursement or waiver.

DISTRIBUTION AGREEMENT


     NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company formed under the laws of Delaware, serves as the distributor and principal underwriter of the Fund's shares pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund. Currently, the Fund is closed to new investors and new share purchases.



     The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect with respect to the Fund if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLAN

     With respect to the Class A shares of the Fund the Board has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, Class A shares of the Fund pay distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If the 12b-1 Plan for the Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the 12b-1 Plan, Class A shares of the Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.


     The 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class A shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.



     Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority, the amount which the Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor).



     For the fiscal years ended October 31, 2007, October 31, 2006, and October 31, 2005, the Fund paid distribution and/or service fees pursuant to the 12b-1 Plan as follows:

                   DISTRIBUTION
                      AND/OR
YEAR ENDED         SERVICE FEES
----------         ------------
October 31, 2007    $1,188,183
October 31, 2006     1,312,254
October 31, 2005     1,487,034



     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund:



YEAR ENDED         SALES CHARGES
----------         -------------
October 31, 2007        $ 0
October 31, 2006         15
October 31, 2005          0



     For the fiscal year ended October 31, 2007 it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the Fund:



                           CLASS A EXPENSE CATEGORIES
                           YEAR ENDED OCTOBER 31, 2007



                                                                                                       APPROXIMATE
                   PRINTING AND MAILING                                                               TOTAL AMOUNT
                  PROSPECTUSES TO OTHER   COMPENSATION TO   COMPENSATION   COMPENSATION              SPENT BY NYLIFE
 SALES MATERIAL        THAN CURRENT         DISTRIBUTION      TO SALES       TO BROKER              DISTRIBUTOR WITH
AND ADVERTISING        SHAREHOLDERS          PERSONNEL        PERSONNEL       DEALERS      OTHER     RESPECT TO FUND
---------------   ---------------------   ---------------   ------------   ------------   -------   ----------------
      $69                  $249               $14,916         $486,128       $668,847     $10,125      $1,180,334


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

OTHER SERVICES


     Pursuant to an Amended and Restated Fund Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Fund. The Fund will bear an allocable portion of the cost of providing these services to the Trust. For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the amount of recordkeeping fees paid to the Manager by the Fund was as follows:



                   RECORDKEEPING
YEAR ENDED              FEES
----------         -------------
October 31, 2007      $74,194
October 31, 2006       79,157
October 31, 2005       86,148


     In addition, the Fund may reimburse NYLIFE Securities, NYLIFE Distributors and NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions; (6) the fees of any trade association of which the Fund or the Trust is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES


     It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. The Fund will provide any shareholder a copy of its proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on its website, www.mainstayfunds.com.



     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Fund and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS"), a division of Risk Metrics Group, an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio manager (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.



     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated committee of the Manager or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated committee of the Adviser or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of the Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those funds. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.





GUIDELINES EXAMPLES


     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.


     - Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager will withhold votes from overboarded CEO directors, defined as serving on more than three boards
          (including its own). The Manager will withhold votes from directors who sit on more than six public company boards.
          In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size. However, the Manager will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager supports proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager will vote against or withhold votes from compensation committee members if the company has poor compensation practices.



     - Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.



     - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

     - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose the Fund's top ten holdings no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-MAINSTAY (1-800-624-6782). The Fund's quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


     In addition, the Manager may share the Fund's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Fund, who require access to such information in order to fulfill their contractual duties to the Fund; as of the date of this SAI, those service providers are State Street Bank and Trust Company, KPMG LLP, PricewaterhouseCoopers LLP, Russell Mellon, Risk Metrics Group, Loan Pricing Corporation, Interactive Data Corporations, Abel/Noser Corporation, Plexus Group Manager Services and Merrill Corporation. The Manager may also disclose non-public information regarding the Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the Fund's portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.



     All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Fund's non-public portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Fund, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Trust may rely on the confidentiality provisions of existing agreements, provided NYLIM has determined that such provisions adequately protect the Trust against disclosure or misuse of non-public holdings information.


     Generally, employees of the Manager who have access to non-public information regarding the Fund's portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.


     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                                PORTFOLIO MANAGER


     The Fund's portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts, as of December 31, 2007 is set forth below:


                                                                   NUMBER OF ACCOUNTS AND ASSETS
                    NUMBER OF OTHER ACCOUNTS MANAGED AND          FOR WHICH THE ADVISORY FEE IS
                           ASSETS BY ACCOUNT TYPE                     BASED ON PERFORMANCE
                --------------------------------------------   ------------------------------------
                  REGISTERED     OTHER POOLED                  REGISTERED   OTHER POOLED
PORTFOLIO         INVESTMENT      INVESTMENT       OTHER       INVESTMENT    INVESTMENT     OTHER
MANAGER            COMPANY         VEHICLES*      ACCOUNTS       COMPANY      VEHICLES     ACCOUNTS
-------------   --------------   ------------   ------------   ----------   ------------   --------
Francis J. Ok       2 RICs            0          5 Accounts         0         1 Account       0
                $3,153,000,000                  $807,000,000                $373,000,000

* New York Insurance company accounts, as well as NYL retirement plan accounts are included as pooled vehicles.
















     To address potential conflicts of interest between the clients and the Manager, NYLIM has adopted Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio manager and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Fund and other accounts managed.


     PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.


     NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.


     As of December 31, 2007, the dollar range of fund securities beneficially owned by the Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:



                      $ RANGE
PORTFOLIO MANAGER   OF OWNERSHIP
-----------------   ------------
Francis J. Ok            $0

Potential Portfolio Manager Conflicts

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:


     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;



     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;



     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and



     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.


     To address potential conflicts of interest, NYLIM has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Manager will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of the Fund. Under these policies and procedures, the Manager must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Fund nor the Manager may enter into agreements under which the Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Fund. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

     The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

     In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Manager believes that over time the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     The management fees paid by the Trust, on behalf of the Fund, to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out their obligations to the Fund.


     The table below shows information on brokerage commissions paid by the Fund for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, all of which were paid to entities that are not affiliated with the Fund, the Manager or the Distributor.



                    BROKERAGE
YEAR ENDED         COMMISSIONS
----------         -----------
October 31, 2007     $20,300
October 31, 2006      19,383
October 31, 2005      32,616


     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2006 and the dollar amount of the transactions involved.

                       TOTAL AMOUNT OF
                      TRANSACTIONS WHERE      TOTAL BROKERAGE
                     COMMISSIONS PAID TO    COMMISSIONS PAID TO
                    BROKERS THAT PROVIDED       BROKERS THAT
                      RESEARCH SERVICES      PROVIDED RESEARCH
                    ---------------------   -------------------
Equity Index Fund            N/A                    N/A


     As of October 31, 2007, the Fund held the following securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:



                                       MARKET
BROKER-DEALER                          VALUE
-------------                       -----------
State Street Corp.                  $   952,613
State Street Navigator Securities
   Lending Prime Portfolio           21,044,782
Bank of America Corp.                 6,595,772
Citigroup, Inc.                       6,416,482
JP Morgan Chase & Co.                 4,894,486
Goldman Sachs Group, Inc. (The)       3,106,686
Morgan Stanley                        2,178,888
Merrill Lynch & Co., Inc.             1,749,794
Lehman Brothers Holdings, Inc.        1,034,912
Bear Stearns Cos., Inc. (The)           402,598


     The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, or other transactional expenses that must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE


     The Trust determines the NAV per share of each class of the Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of the Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.


HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Fund are valued:


     (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);



     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;



     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;



     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;



     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;



     (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and



     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.


     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in the Fund's calculation of its NAV. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager if any, may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     Because the Guarantee regarding the Fund is payable to shareholders directly (and not payable to the Fund), and because it represents only a contingent liability of NYLIFE rather than an agreement to pay a definite amount on the Guarantee Date, the Board believes that the Guarantee should have no impact in determining the Fund's NAV.

     The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of the Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more investment series of the Trust will be allocated in proportion to the NAVs of the respective series except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by MainStay Investments. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account.

                            SHAREHOLDER TRANSACTIONS

     MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:


     - dividend and capital gain changes (including moving dividends between account registrations);



     -    address changes;

     - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);



     -    exchange requests between identical registrations; and



     -    redemptions of $100,000 or less to the address of record only.


     In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUND

     The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the prospectuses of those Funds for instructions for purchasing shares of those Funds. The sections below detail how you may sell shares of the Fund, including exchanging Fund shares for shares of other MainStay Funds.

REDEMPTIONS

     Shares may be redeemed directly from the Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

     Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

     In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

     The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

     Redemptions of Class A shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

     The net asset value per share of the Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of the Fund are redeemable at net asset value, at the option of the Fund's shareholders.

     The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

SYSTEMATIC WITHDRAWAL PLAN

     MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

     The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Class A shares of the Fund may be exchanged for shares of an identical class, if offered, of certain series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Fund that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     Generally, shareholders may exchange their Class A shares of the Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request. No exchanges from another fund into shares of the Fund are permitted.

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

     For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

     The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS

     Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

     For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made information regarding the redemption procedures for the Fund, see "Additional Information About the Fund -- The Equity Index Fund Guarantee."

     Within seven days after acceptance of a redemption request, the Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                                 TAX INFORMATION

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUND

     The Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

     If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.


     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. The Fund will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The lower tax rates for long-term capital gains and qualified dividends are scheduled to expire after 2010.


     If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS


     The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Fund cannot carry back or carry forward any net operating losses. As of October 31, 2007, the Fund had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                CAPITAL LOSS
YEAR EXPIRES   CARRYFORWARDS
------------   -------------
2010              $ 9,259
2011               29,198
2012                3,294
                 --------
                   41,751



     The Fund utilized $42,786,808 of capital loss carryforwards during the year ended October 31, 2007.


DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of the Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

     A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

     Certain of the bonds purchased by the Fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by the Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by the Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by the Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

     Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

FOREIGN TAXES

     Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.


     The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from the Fund. If the Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by the Fund will be treated as United States source income.


     It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

     Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

     Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

     Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

     Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES


     Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN SHAREHOLDERS

     The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in the Fund may also result in the imposition of U.S. estate tax with respect to such investment.

TAX TREATMENT OF THE GUARANTEE

     The Manager believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Fund. Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations and will also not be eligible for treatment as a qualified dividend by individual shareholders. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.

     Shareholders of the Fund may have to allocate the amount paid for their Fund shares between the Guarantee and the shares acquired in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares. It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for shares in the Fund might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

                                OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

     The Fund is a separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "funds" as well as additional classes of shares.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting an individual Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under certain circumstances, shareholders of the Fund may be held personally liable as partners under Massachusetts law for obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the Trust. KPMG LLP examines the financial statements of the Fund and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT


     NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.



     The Transfer Agent has entered into arrangement with certain intermediary firms that maintain omnibus accounts with the Trust, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.



     Transfer agent fees and expenses are charged to the Fund based on the number of accounts being serviced. These fees and expenses are reflected among "Other rs in the prospectus fee table. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, Class A shares of certain MainStay Funds may have smaller average account sizes than the mutual fund industry average. A s a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of the Fund and its Class A shares may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, including the imposition of a small account fee.

CUSTODIAN


     State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets.


LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUND


     As of January 31, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of Class A shares of beneficial interest of the Fund. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2008, of the Fund's shares by each person who beneficially or of record owned more than 5% of the voting securities of Class A shares of the Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2008 of the Fund's shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.



                                                                   NUMBER OF
                                                                  BENEFICIAL
                                         NAME AND ADDRESS          OWNERSHIP   PERCENTAGE
NAME OF FUND AND TITLE OF CLASS        OF BENEFICIAL OWNER          SHARES      OF CLASS
-------------------------------   ----------------------------   ------------   ----------
Equity Index Fund - Class A       Citigroup Global Markets Inc   548,713.0270      6.73%
                                  House Account
                                  00109801250
                                  Attn: Peter Booth 7th Floor
                                  333 W 34th St
                                  New York, NY 10001-2402

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        DESCRIPTION OF SECURITIES RATINGS


                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                   APPENDIX B

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Managers
and Member of NYLIFE LLC:

In our opinion, the accompanying consolidated statement of financial position and related consolidated statements of operations and comprehensive income, of changes in member's equity and of cash flows present fairly, in all material respects, the financial position of NYLIFE LLC and its subsidiaries (affiliates of New York Life Insurance Company) (the "Company") at December 31, 2007 and 2006 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes on January 1, 2007.

As disclosed in Note 8 to the financial statements, NYLIFE LLC has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 22, 2008

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                       December 31
                                                                 -----------------------
                                                                    2007         2006
                                                                 ----------   ----------
                                                                      (in thousands)
                            ASSETS
Investments
   Equity securities
      Trading securities, pledged as collateral, at fair value   $1,314,000   $  644,400
   Fixed maturities
      Available for sale at fair value (amortized cost of
         $10,509 and $17,701, respectively)                          10,730       17,775
      Held to maturity, at amortized cost                             4,775        4,775
   Other investments                                                  5,660       12,446
Cash and cash equivalents                                            20,196       24,462
Cash held in escrow                                                      --        7,625
Accounts and other receivables                                       13,084       10,289
Receivable from New York Life Insurance Company                   1,255,635      758,365
Net receivable from other affiliates                                  4,205        6,064
Other assets                                                          4,181        4,237
                                                                 ----------   ----------
            Total assets                                         $2,632,466   $1,490,438
                                                                 ==========   ==========
               LIABILITIES AND MEMBER'S EQUITY
Notes payable                                                    $1,211,850   $  708,501
Derivative financial instruments                                    858,851      307,691
Accrued expenses                                                     11,890       10,605
Payable to New York Life Insurance Company                            6,778        7,109
Net deferred tax liability                                          121,081       99,495
Other liabilities                                                    36,623       16,329
                                                                 ----------   ----------
            Total liabilities                                     2,247,073    1,149,730
                                                                 ----------   ----------
Member's equity                                                     103,340      123,340
Accumulated earnings                                                281,705      204,374
Accumulated other comprehensive income
   Net unrealized gains on investments (net of
      tax expense of $90 and $25, respectively)                         131           48
   Cumulative translation adjustment                                    217       12,946
                                                                 ----------   ----------
            Total member's equity                                   385,393      340,708
                                                                 ----------   ----------
            Total liabilities and member's equity                $2,632,466   $1,490,438
                                                                 ==========   ==========


   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

          CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                     Years ended
                                                                     December 31,
                                                                 -------------------
                                                                   2007       2006
                                                                 --------   --------
                                                                    (in thousands)
Income
Affiliated
   Commission income                                             $158,937   $145,466
   Interest income                                                 34,696     33,323
   Fee income                                                       2,478      2,141
Non-affiliated
   Commission income                                               34,503     29,899
   Interest and dividend income                                     6,638      6,912
   Fee income                                                      32,195     23,430
   Net investment gains                                           118,553    615,757
   Other income                                                     1,358        694
                                                                 --------   --------
   Total income                                                   389,358    857,622
                                                                 --------   --------
Expenses
   Commission expenses                                            176,812    146,620
   Administrative and other expenses                               46,582     49,902
   Interest                                                        40,554     39,084
   Expenses to affiliates                                           6,048      5,330
   Depreciation and amortization                                    1,887      1,712
                                                                 --------   --------
  Total expenses                                                  271,883    242,648
                                                                 --------   --------
Income from continuing operations before equity in earnings
   and income taxes                                               117,475    614,974
   Equity in earnings from unconsolidated subsidiary                   --      6,550
                                                                 --------   --------
Income from continuing operations before income taxes             117,475    621,524
Income tax expense                                                 42,689    230,796
                                                                 --------   --------
Income from continuing operations                                  74,786    390,728
Gain from discontinued operations, net of income tax expense       20,196         --
                                                                 --------   --------
Net income                                                       $ 94,982   $390,728
Other comprehensive income
   Net unrealized holding gains on investments (net of
      income tax expense of $65 and $107, respectively)                83        166
   Cumulative translation adjustments, net of reclassification
      adjustment (Note 3)                                         (12,729)       610
                                                                 --------   --------
Comprehensive income                                             $ 82,336   $391,504
                                                                 ========   ========

   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

              CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                                                              Accumulated
                                                                                 Other
                                             Member's       Accumulated      Comprehensive
                                              Equity    Earnings/(Deficit)       Income        Total
                                             --------   ------------------   -------------   --------
                                                                  (in thousands)
Balance at December 31, 2005                 $130,699       $(178,111)         $ 12,218      $(35,194)
Return of capital                              (7,359)             --                --        (7,359)
Net income                                         --         390,728                --       390,728
Distribution                                       --          (8,243)               --        (8,243)
Net unrealized gains on investments                --              --               166           166
Cumulative translation adjustments                 --              --               610           610
                                             --------       ---------          --------      --------
Balance at December 31, 2006                  123,340         204,374            12,994       340,708
Adoption of FIN 48 (Note 2)                        --          (6,651)               --        (6,651)
Return of capital                             (20,000)             --                --       (20,000)
Net income                                         --          94,982                --        94,982
Distribution                                       --         (11,000)               --       (11,000)
Net unrealized gains on investments                --              --                83            83
Cumulative translation adjustments, net of
   reclassification adjustment (Note 3)            --              --           (12,729)      (12,729)
                                             --------       ---------          --------      --------
Balance at December 31, 2007                 $103,340       $ 281,705          $    348      $385,393
                                             ========       =========          ========      ========

   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                For the years ended
                                                                    December 31,
                                                               ---------------------
                                                                  2007        2006
                                                               ---------   ---------
                                                                   (in thousands)
Cash flow provided by (used in) operating activities:
   Net income                                                  $  94,982   $ 390,728
   Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
         Depreciation and amortization                               740         714
         Net investment gains                                   (118,553)   (615,757)
         Equity in earnings of affiliates                             --      (6,550)
         Provision for deferred income tax expense                37,641     227,520
         Net amortization of interest expense                      5,516       5,379
         Discontinued operations                                 (20,196)         --
   Change in assets and liabilities:
         Accounts and other receivables                           (2,795)     (1,636)
         Other assets and other liabilities                        5,063      (1,815)
         Net receivable from New York Life Insurance Company    (498,845)      8,211
         Net receivable from other affiliates                      1,857      (1,112)
         Notes payable                                           497,833      (5,759)
         Accrued expenses                                          1,282         943
                                                               ---------   ---------
Net cash provided by operating activities                          4,525         866
                                                               ---------   ---------
Cash flow provided by (used in) investing activities:
  Capital expenditures                                              (916)       (435)
  Proceeds from cash held in escrow                                7,758       7,628
  Proceeds from sale of investments                               36,833       6,575
  Proceeds from maturity of investments                            2,766       3,186
  Purchase of investments                                        (25,429)     (9,829)
                                                               ---------   ---------
Net cash provided by investing activities                         21,012       7,125
                                                               ---------   ---------
Cash flow provided by (used in) financing activities:
   Receipts on capitalized lease                                   1,244       1,244
   Return of capital                                             (20,000)     (7,359)
   Distribution                                                  (11,000)     (8,243)
                                                               ---------   ---------
Net cash used in financing activities                            (29,756)    (14,358)
                                                               ---------   ---------
Effect of exchange rates on cash                                     (47)        331
                                                               ---------   ---------
Net decrease in cash and cash equivalents                         (4,266)     (6,036)
Cash and cash equivalents at beginning of year                    24,462      30,498
                                                               ---------   ---------
Cash and cash equivalents at end of year                       $  20,196   $  24,462
                                                               =========   =========
Supplemental disclosure of cash flow information:
   Cash paid during the year for:
      Income taxes                                             $   5,037   $   2,375
      Interest expense                                         $  34,018   $  33,092


   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

NYLIFE LLC (the "Company") is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company on September 30, 1999. The Company is a holding company for certain of New York Life's subsidiaries. The Company through its subsidiaries, offers securities brokerage, financial planning and investment advisory services, trust services and capital financing.

The accompanying financial statements reflect the consolidation of the Company and its subsidiaries, each of which is wholly owned:

ACTIVE SUBSIDIARIES

Eagle Strategies Corporation ("Eagle")

New York Life Capital Corporation ("Capital Corporation")

NYL Management Limited ("NYL Management")

New York Life Irrevocable Trust of 1996 ("NYL Irrevocable Trust")

     New York Life Settlement Corporation

New York Life Trust Company ("NYL Trust")

NYL Executive Benefits Limited Liability Company ("NYLEX")

NYLIFE Securities Limited Liability Company ("NYLIFE Securities")

NYLINK Insurance Agency Incorporated ("NYLINK")

NYLUK I Company ("NYLUK I")

INACTIVE/SOLD/DISSOLVED SUBSIDIARIES

Monetary Research Limited

New York Life International Investment, Incorporated ("NYL International Investment") (Dissolved in 2007)

New York Life Trust Company, FSB ("Trust FSB") (Dissolved in 2007)

NYLUK II Company

New York Life's career agency force offers securities products through NYLIFE Securities, a broker-dealer registered with the Securities and Exchange Commission ("SEC") and a member of the Financial Industry Regulatory Authority. NYLIFE Securities registered representatives offer proprietary and non-proprietary mutual funds and variable life and annuity products, as well as general securities products (e.g., stocks, bonds and options). NYLIFE Securities receives commissions for the sale of open-ended mutual fund products under various contractual agreements. NYLIFE Securities also receives commissions for acting as the introducing broker for clients and uses a non-affiliated clearing broker, on a fully disclosed basis, to perform trade execution, clearance, settlement and related activities. NYLIFE Securities' sales of proprietary products are discussed more fully in Note 8.

Eagle, an SEC-registered investment advisor, provides financial planning and investment advisory services through associated investment advisor representatives ("IARs"). All of Eagle's IARs are members of New York Life's career agency force and are registered representatives of NYLIFE Securities.

Trust services are offered through NYL Trust. NYL Trust is a limited purpose trust company chartered by the New York State Banking Department and acts primarily as a fiduciary for pension, profit sharing and other employee benefit plans. NYL Trust's responsibilities include acting as a directed trustee or custodian for 401(k) plans and Individual Retirement Accounts. The Company also previously provided personal trust and investment management services for clients, such as Irrevocable Life Insurance Trusts, Revocable and Irrevocable Trusts, IRA Rollovers, and Investment Management Accounts, through Trust FSB. Trust FSB, which was regulated by the Office of Thrift Supervision and obtained its charter from the United States Federal Government, was dissolved in 2007 and is discussed in Note 3.

NYLINK is a registered insurance agency which facilitates the sale of non-proprietary insurance products - group and variable annuities and variable life insurance - by New York Life agents.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

BUSINESS RISKS AND UNCERTAINTIES

The Company has significant transactions with New York Life and its affiliates; termination of such relationships would have an adverse effect on the operation of the Company.

INVESTMENTS


Unaffiliated equity securities are carried at fair value using quoted market prices for publicly traded securities. Gains and losses from investments in equity securities classified as trading are reflected in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income.


Fixed maturities are classified as either held to maturity and reported at amortized cost or available-for-sale and reported at estimated fair value, with unrealized gains reported as a separate component of member's equity, net of deferred tax in other comprehensive income.

The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other-than-temporary, with the associated realized loss reported in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income. Factors considered in evaluating whether a decline in value is other-than-temporary include: i) whether the decline is substantial; ii) the amount of time that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

OTHER INVESTMENTS

Other investments primarily include the Company's investment in the New York Life Short Term Fund ("STIF"). The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

CASH AND CASH EQUIVALENTS

Short-term investments with original maturities of three months or less are considered cash equivalents. The carrying value of cash and cash equivalents approximates fair value.

OTHER ASSETS AND OTHER LIABILITIES

Other assets primarily consist of deferred financing fees from the issuance of notes payable (as discussed in Note 6), and fixed assets, primarily furniture, equipment, and computer hardware and software. Deferred financing fees are amortized using the straight-line method over the ten-year life of the note. Furniture, equipment, computer hardware and software are recorded at cost and depreciated beginning in the month placed in service using the straight-line method over an estimated useful life of three to seven years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the life of the asset.

Other liabilities primarily consist of tax liabilities, funded benefit payments to plaintiffs of structured settlements, and lease obligations on property no longer utilized by the Company or its subsidiaries.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying value of accounts receivable and accrued expenses approximates fair value due to the short-term maturities of these instruments. The carrying value of notes receivable from New York Life approximates fair value and is discussed in Note 8. The fair value of notes payable, including commercial paper, is discussed in Note 6. Fair values for derivative financial instruments are included in Note 7. The carrying value of cash held in escrow approximated fair value and is discussed in Note 10.

INCOME TAXES

Deferred tax assets and liabilities are recognized based on temporary differences between the financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the monthly average exchange rate. Foreign currency translation gains and losses are credited or charged directly to the cumulative translation adjustments ("CTA") account in member's equity. The change in the CTA account is primarily due to the substantial liquidation of NYLUK I in 2007. Foreign currency transaction gains and losses are included in net income. The CTA attributed to the investment in subsidiary is required to be removed from member's equity and included in net income if it is a part of determining the gain or loss on sale or complete (or substantial) liquidation of an investment in subsidiary, as discussed in Note 3.

COMMISSION INCOME

Through its subsidiaries, the Company records commission income when earned.

FEE INCOME

Through its subsidiaries, the Company accrues fee income when earned and consulting fees as services are rendered.

EXPENSES

Expenses are recognized when incurred and include allocations of overhead expenses such as salary, legal, accounting and other administrative charges from New York Life and NYLIM.

NET INVESTMENT GAINS

Realized gains and losses on sale of investments are determined on the basis of specific identification. Costs of investments are adjusted for impairments considered other-than-temporary.

Net investment gains also includes unrealized gains and losses of NYLIFE Securities (in accordance with specialized accounting practices for broker-dealers), the change in fair value of unaffiliated trading equity securities, and unrealized gains and losses on derivative instruments that do not qualify as a hedge (in accordance with Statement of Financial Accounting Standards ("SFAS") No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities").

NEW ACCOUNTING PRONOUNCEMENTS

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FAS 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on the Company's consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes", an interpretation of FASB's SFAS No. 109, "Accounting for Income Taxes". This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. On February 1, 2008, the FASB issued FASB Staff Position No. 48-2, "Effective Date of FIN 48 for Certain Nonpublic Enterprises", which delayed the effective date for nonpublic entities for periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted FIN No. 48 on January 1, 2007. The cumulative effect of the adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings of $6,651,000.

RECLASSIFICATIONS

Certain 2006 amounts in the financial statements and accompanying notes have been reclassified to conform with the 2007 presentation. These reclassifications had no effect on net income or member's equity as previously reported.

NOTE 3 - DISSOLUTION

TRUST FSB


On April 26, 2007, Trust FSB was dissolved, and the remaining assets and liabilities were transferred to the Company. The results of discontinued operations of Trust FSB were immaterial for the years ended December 31, 2007 and 2006. Therefore, no gains or losses were reclassified into discontinued operations in the accompanying Consolidated Statement of Operations and Comprehensive Income. The majority of the cash funds transferred to the Company from Trust FSB were returned to New York Life as discussed in Note 8.

NYL INTERNATIONAL INVESTMENT

On April 30, 2007, NYL International Investment was dissolved, and the remaining assets and liabilities were transferred to the Company. The results of discontinued operations of NYL International Investment were immaterial for the years ended December 31, 2007 and 2006.

NYLUK I

At December 31, 2007, NYLUK I was substantially liquidated with the remaining cash held to cover its tax obligations and operating expenses. Outside of incidental operating expenses and finalizing its tax returns, NYLUK I will be inactive in 2008. As a result, NYLUK I has been accounted for as a discontinued operation in the accompanying Consolidated Statement of Operations and Comprehensive Income, with the operations of NYLUK I reclassified into discontinued operations for the year ended December 31, 2007. The table below shows the calculation of the $20,196,000 gain from discontinued operations reflected in the accompanying Consolidated Statement of Operations and Comprehensive Income.

                                         2007
                                    --------------
                                    (in thousands)
Net investment gains                    $23,357
Other income                                653
Other expenses                              (68)
Tax expense                              (3,746)
                                        -------
Gain from discontinued operations       $20,196
                                        =======


A reclassification adjustment on CTA of $12,710,000 attributed to the discontinued operations of NYLUK I, was removed from accumulated other comprehensive income in member's equity and included in discontinued operations in the accompanying Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2007. Net income for NYLUK I was $482,000 for the year ended December 31, 2006.


NOTE 4 - INVESTMENTS

EQUITY SECURITIES

Equity securities represent the Company's investment in Express Scripts, Inc. ("ESI"). At December 31, 2007, the Company owns 18 million shares, representing a 7% interest in ESI's voting stock. All 18 million of these shares have been pledged as collateral in connection with the agreements discussed in Notes 6 and
10. Prior to May 31, 2006, the Company's investment in ESI was accounted for under the equity method of accounting, whereby the Company's pro-rata share of ESI's net earnings or losses was included in net income and unrealized gains, net of deferred tax, and CTA were included in other comprehensive income. All share amounts and prices have been adjusted to reflect a two-for-one ESI stock split in 2007.

Effective May 31, 2006, the Company changed its accounting methodology for its investment in ESI from the equity method to market value accounting in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", since it was deemed to no longer have the ability to exercise significant influence, as defined by Accounting Principles Board No. 18 "The Equity Method of Accounting for Investments in Common Stocks", on ESI through the Company's relationship with New York Life.

For the years ended December 31, 2007 and 2006, the unrealized gains on the Company's investment in ESI securities were $669,600,000 and $521,743,000, respectively, and are included in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income. Included in the trading gains for 2006 were unrealized gains of $536,863,000 related to the effect of the initial transfer of ESI securities from affiliated equity securities as a result of the aforementioned change in accounting methodology.

FIXED MATURITIES

At December 31, 2007 and 2006, the maturity distribution of fixed maturities was as follows:

                                                    2007                       2006
                                         --------------------------   ----------------------
                                         Amortized   Estimated Fair   Amortized    Estimated
                                            Cost          Value          Cost     Fair Value
                                         ---------   --------------   ---------   ----------
                                                            (in thousands)
          Available-for-sale
Due in one year or less                   $ 2,677        $ 2,687       $ 2,680      $ 2,674
Due after one year through five years       7,492          7,690           849          848
Due after five years through ten years        152            158            --           --
Due after ten years                           188            195        14,172       14,253
                                          -------        -------       -------      -------
       Total available-for-sale           $10,509        $10,730       $17,701      $17,775
                                          =======        =======       =======      =======
           Held to maturity
Due after ten years                       $ 4,775        $ 6,041       $ 4,775      $ 5,816
                                          =======        =======       =======      =======

At December 31, 2007 and 2006, the distribution of unrealized gross gains and losses on fixed maturities was as follows:

                                                 2007
                             --------------------------------------------
                                            Unrealized
                             Amortized   ---------------   Estimated Fair
                                Cost      Gains   Losses        Value
                             ---------   ------   ------   --------------
                                            (in thousands)
    Available-for-sale
U.S. Treasury                 $10,321    $  214     $--        $10,535
Mortgage-backed securities        188         7      --            195
                              -------    ------     ---        -------
Total available-for-sale      $10,509    $  221     $--        $10,730
                              =======    ======     ===        =======
     Held to maturity
U.S. Treasury                 $ 4,775    $1,266     $--        $ 6,041
                              =======    ======     ===        =======

                                                 2006
                             --------------------------------------------
                                            Unrealized
                             Amortized   ---------------   Estimated Fair
                                Cost      Gains   Losses        Value
                             ---------   ------   ------   --------------
                                            (in thousands)
    Available-for-sale
U.S. Treasury                 $ 3,529    $    1     $ 8        $ 3,522
Mortgage-backed securities     14,172        81      --         14,253
                              -------    ------     ---        -------
Total available-for-sale      $17,701    $   82     $ 8        $17,775
                              =======    ======     ===        =======
     Held to maturity
U.S. Treasury                 $ 4,775    $1,041     $--        $ 5,816
                              =======    ======     ===        =======

The following table presents the Company's gross unrealized losses and fair values for fixed maturities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2006. There were no unrealized losses on the Company's investments in 2007.

                                                    2006
                ---------------------------------------------------------------------------
                  Less than 12 months      Greater than 12 months            Total
                -----------------------   -----------------------   -----------------------
                                               (in thousands)
                 Estimated   Unrealized    Estimated   Unrealized    Estimated   Unrealized
                Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
                ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury      $892          $6          $697          $2         $1,589         $8
                   ====          ===         ====          ===        ======         ===

At December 31, 2006, the unrealized losses on the Company's investments totaled $8,000 and was spread over five U.S. Treasury obligations. The decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Since the Company has the ability and intent to retain the investments for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other-than-temporarily impaired.

Proceeds from investments in fixed maturities sold were $29,262,000 and $4,242,000 for the years ended December 31, 2007 and 2006, respectively. For the year ended December 31, 2007, gross realized gains on fixed maturities were $106,000. For the year ended December 31, 2006, gross realized losses on fixed maturities were $320,000.

For the year ended December 31, 2007, there were no related losses from other-than-temporary impairments on fixed maturities. For the year ended December 31, 2006, related losses from other-than-temporary impairments on fixed maturities included in gross investment losses above were $281,000.

MAINSTAY FUNDS

During 2006, the Company sold its investment in the MainStay Equity Index Fund ("Index Fund"), included in other investments in the accompanying Consolidated Statement of Financial Position. Proceeds from the investment in the Index Fund sold were $632,000. Net investment gains for the year ended December 31, 2006 related to the MainStay Funds were $31,000.

NOTE 5 - FIXED ASSETS

The costs of fixed assets, included in other assets in the Consolidated Statement of Financial Position, at December 31, 2007 and 2006 were:

                                                   2007     2006
                                                  ------   ------
                                                   (in thousands)
Furniture                                         $1,577   $1,329
Equipment                                            986      977
Computer hardware                                    546      546
Computer software                                  2,730    2,588
Leasehold improvements                             3,094    2,761
                                                  ------   ------
                                                   8,933    8,201
Less: Accumulated depreciation and amortization    7,503    7,333
                                                  ------   ------
Total                                             $1,430   $  868
                                                  ======   ======

NOTE 6 - NOTES PAYABLE AND LINES OF CREDIT

At December 31, 2007 and 2006, the fair value of notes payable was approximately $1,227,802,000 and $718,000,000, respectively. The carrying amount for commercial paper approximates fair value. The fair value of other debt is estimated based on a quoted market price from Credit Suisse International and Credit Suisse (collectively "CS"). The following chart shows the carrying value of notes payable:

                                                                              2007        2006
                                                                           ----------   --------
                                                                               (in thousands)
Capital Corporation's Commercial Paper Debt Issuance (for 2007 and 2006,
   the weighted average interest rate was approximately 4.32% and 5.31%,
   respectively)                                                           $  989,875   $492,042
Shared Appreciation Income Linked Securities                                  221,975    216,459
                                                                           ----------   --------
      Total                                                                $1,211,850   $708,501
                                                                           ==========   ========

At December 31, 2007 and 2006, commercial paper issued by Capital Corporation had a face value of approximately $995,138,000 and $496,782,000, respectively, with an unamortized discount of $5,263,000 and $4,740,000, respectively. For the years ended December 31, 2007 and 2006, interest expense totaled $26,235,000 and $24,863,000, respectively. At December 31, 2007, commercial paper issued by Capital Corporation had various maturities through March 4, 2008.

On August 16, 2001, the Company entered into an agreement with CS, referred to as Shared Appreciation Income Linked Securities ("SAILS") in the above table. Under the agreement, the Company entered into a forward sale of its shares of ESI. The Company may deliver up to 18,000,000 shares of ESI common stock on August 22, 2011 or settle the transaction in cash instead of delivering shares. The Company received $13.52 per share or $243,225,000, less offering costs of $4,351,000, bringing net proceeds to $238,874,000 and is entitled to 100% of the appreciation up to $17.57 per share and 23% of the appreciation in excess of $17.57 per share. At December 31, 2007, the ESI share price was $73.00 per share. In accordance with SFAS No. 149, a fair value of $54,110,000 was ascribed to the embedded derivative at the contract date, as discussed in Note 7. The Company also recorded a discounted debt obligation of $189,115,000 with a par value of $243,225,000 due on August 22, 2011. For the years ended December 31, 2007 and 2006, the accretion of interest expense totaled $5,516,000 and $5,379,000, respectively, and the amortization of deferred offering costs totaled $436,000 in each year. The Company pays CS a 3.3% annual coupon payment quarterly on each November 22, February 22, May 22, and August 22. For each of the years ended December 31, 2007 and 2006, the Company made coupon payments of $8,026,000. At December 31, 2007 and 2006, accrued interest was $914,000. All share amounts and prices have been adjusted to reflect a two-for-one ESI stock split in 2007.

LINES OF CREDIT

Effective July 27, 2005, Capital Corporation, along with New York Life, closed on a new $1.5 billion revolving credit facility with a consortium of banks. The agreement is a five-year revolving credit facility that charges an annual facility fee of 4 basis points ("bps"), which is allocated to Capital Corporation based on the volume of short-term notes issued during the year. The borrowing rate is 16 bps over the London Interbank Offered Rate ("LIBOR"). If borrowings exceed 50% of the total facility, the borrowing rate will be 16 bps over LIBOR plus 5 bps. Annual facility fees and borrowing rates could increase if New York Life's Standard & Poor's and Moody's Financial Strength ratings are downgraded.

To date, neither Capital Corporation nor New York Life has utilized any of these credit facilities. At December 31, 2007 and 2006 the credit facility fees allocated to Capital Corporation were $207,000 and $50,000, respectively.

NOTE 7 - DERIVATIVE FINANCIAL INSTRUMENTS

The Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the business day immediately after ten years from the date of purchase ("Guaranteed Date"), the net asset value of an Index Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such shares paid during that ten year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), the Company will pay the shareholders an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each share outstanding and held by the shareholders as of the close of business on the Guaranteed Date. This guarantee is in effect a European style put option required to be fair valued pursuant to SFAS No. 149. Its fair value represents the estimated value of future claims which was calculated using a Monte-Carlo simulation of the future equity market changes based on random scenarios drawn from a distribution of annual returns and volatility. Actual results could differ from those estimates. At December 31, 2007 and 2006, the derivative was calculated using an annual return of 7.5% for both years and a volatility of 26% and 18%, respectively. For the years ended December 31, 2007 and 2006, the change in fair value resulted in the Company recording a loss of $1,950,000 and a gain of $2,990,000, respectively, which are included in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income. At December 31, 2007 and 2006, the Company recognized a liability totaling $3,430,000 and $1,480,000, respectively, which are included in derivative financial instruments in the accompanying Consolidated Statement of Financial Position. Based on the net asset value of an Index Fund share at December 31, 2007, a 10% decrease in: (A) the share price, would result in a $2,300,000 increase in the fair value of the liability or (B) the interest rate used to discount cash flows, would result in a $60,000 increase in the fair value of the liability.

In 2001, the Company entered into an agreement to minimize its downside risk on its investment in ESI while still maintaining rights to share in future appreciation, as discussed in Note 6. The counter-party to the agreement is CS. The agreement contains embedded derivatives and the Company has assessed that the economic characteristics of the derivatives (a series of European style put and call options) were not clearly and closely related to those of the host contract and determined that a separate instrument with the same terms would qualify as a derivative instrument. In accordance with SFAS No. 149, the embedded derivatives were separated from the host contract and accounted for as stand-alone derivatives. The Company's obligation associated with these embedded derivatives is fully collateralized by its investment in ESI.

The fair value of these derivatives represent the estimated amount the Company would receive or pay to purchase similar stand-alone European put and call option contracts and was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the embedded derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. The stock price of ESI at December 31, 2007 was $73.00 per share. At December 31, 2007, the derivatives were calculated using an average of the three-year and four-year swap interest rate of 3.97% and a put and call volatility of 45.20%. At December 31, 2006, the derivatives were calculated using an average of the four-year and five-year swap interest rate of 5.09% and a put and call volatility of 39.20% and 36.90%, respectively. At December 31, 2007 and 2006, the notional values that did not qualify for hedge accounting treatment were $243,225,000 for put options and $243,486,000 for call options. For the years ended December 31, 2007 and 2006, the change in fair value resulted in the Company recording a loss of $496,402,000 and a gain of $90,889,000, respectively, which are included in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income. At December 31, 2007 and 2006, the Company recognized a liability totaling $802,613,000 and $306,211,000, respectively, which are included in derivative financial instruments in the accompanying Consolidated Statement of Financial Position. Based on the share price of ESI stock at December 31, 2007, a 10% increase in: (A) the share price, would result in a $100,705,000 increase in the fair value of the liability or (B) the interest rate, would result in a $2,779,000 increase in the fair value of the liability.

On June 5, 2007, the Company entered into a forward sale agreement with CS, referred to as the Overlay Hedge, for 2,800,000 encumbered shares of ESI. Under the agreement, the Company may deliver up to 2,800,000 shares of ESI common stock on August 22, 2011. If the Company elects to settle the SAILS transaction in cash it must also settle the Overlay Hedge in cash instead of delivering shares. This agreement modifies the risk and opportunity allocated under the SAILS contract, limiting the risk of loss by protecting $88,147,000 of the unrealized retained value in the SAILS transaction from potential decline in the ESI stock price. In exchange for limiting its downside risk, the Company would forfeit a portion of the potential gain from appreciation in the ESI stock price. The terms of the Overlay Hedge agreement allows the Company to protect 2,800,000 shares of ESI from any decline in stock price from $49.05 per share down to $17.57 per share. While the Company is entitled to all of the appreciation up to $70.38 per share, all appreciation above $70.38 per share is allocated to CS. The aggregate number of shares deliverable under the SAILS and Overlay Hedge transactions cannot exceed 18,000,000 shares. All share amounts and prices have been adjusted to reflect a two-for-one ESI stock split in 2007.

The Company has assessed that the economic characteristics of the Overlay Hedge represent a series of European style put and call options, and has accounted for these derivatives in accordance with SFAS No. 149. The Company's obligation associated with these derivatives is fully collateralized by its investment in ESI. The fair value of these derivatives was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. At December 31, 2007, the derivatives were calculated using an average of the three-year and four-year swap interest rate of 3.97%, put volatilities of 45.30% and 36.80% and a call volatility of 33.50%, respectively. At December 31, 2007, the notional values of the Overlay Hedge that did not qualify for hedge accounting treatment were $186,525,000 for put options and $197,077,000 for call options. For the year ended December 31, 2007, the change in fair value resulted in the Company recording a loss of $52,808,000, which is included in net investment gains in the accompanying Consolidated Statement of Operations and Comprehensive Income. At December 31, 2007, the Company recognized a liability totaling $52,808,000, which is included in derivative financial instruments in the accompanying Consolidated Statement of Financial Position. Based on the share price of ESI stock at December 31, 2007, a 10% increase in: (A) the share price, would result in a $17,494,000 increase in the fair value of the liability or (B) the interest rate, would result in a $1,636,000 increase in the fair value of the liability.

NOTE 8 - RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

The distribution of commission income, interest income and fee income from affiliates for 2007 and 2006 are as follows:

                       COMMISSION INCOME     INTEREST INCOME       FEE INCOME
                      -------------------   -----------------   ---------------
                        2007       2006       2007      2006     2007     2006
                      --------   --------   -------   -------   ------   ------
                                            (in thousands)
New York Life         $    749   $    650   $33,890   $28,643   $  756   $  550
NYLIAC                 115,030     97,883       806     4,680        8       49
NYLIFE Distributors     43,158     46,933        --        --      206      241
NYLIM                       --         --        --        --    1,508    1,301
                      --------   --------   -------   -------   ------   ------
Totals                $158,937   $145,466   $34,696   $33,323   $2,478   $2,141
                      ========   ========   =======   =======   ======   ======

The distribution of receivable from New York Life, receivable from other affiliates and payable to New York Life for 2007 and 2006 are as follows:

                                                 RECEIVABLE FROM
                           RECEIVABLE FROM     (PAYABLE TO) OTHER      PAYABLE TO
                            NEW YORK LIFE           AFFILIATES       NEW YORK LIFE
                        ---------------------   -----------------   ---------------
                           2007        2006       2007      2006     2007     2006
                        ----------   --------   -------   -------   ------   ------
                                               (in thousands)
New York Life           $1,255,635   $758,365   $    --   $    --   $6,778   $7,109
NYLIAC                          --         --       806     2,503       --       --
NYLIFE Distributors             --         --     4,916     5,403       --       --
NYLIM Service Company           --         --    (1,737)   (1,818)      --       --
NYLIM                           --         --       220       (24)      --       --
                        ----------   --------   -------   -------   ------   ------
Totals                  $1,255,635   $758,365   $ 4,205   $ 6,064   $6,778   $7,109
                        ==========   ========   =======   =======   ======   ======

NEW YORK LIFE

The Company and several of its subsidiaries are party to service agreements with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. For the years ended December 31, 2007 and 2006, expenses allocated under these agreements were $34,850,000 and $39,200,000, respectively. At December 31, 2007 and 2006, the amounts payable to New York Life were $6,778,000 and $7,109,000, respectively.

The Company executed a promissory note with New York Life dated August 22, 2001 whereby the Company loaned New York Life $238,889,000. The note has a par value of $243,225,000 and a stated interest rate of 3.3% per annum. Interest on the note is payable quarterly on each 21st of November, February, May and August until maturity on August 21, 2011. For the years ended December 31, 2007 and 2006, interest earned on the loan was $8,461,000 and $8,460,000, respectively. At December 31, 2007 and 2006, the Company had a receivable (including accrued interest for each year of $914,000) of $242,554,000 and $242,119,000, respectively, from New York Life. Due to the nature of related party transactions, the carrying value of this note approximates fair value.

On November 5, 2004, the Company purchased an aircraft from Bombardier Aerospace Corporation ("Bombardier"). New York Life, and four of its wholly owned subsidiaries, New York Life Insurance and Annuity Corporation ("NYLIAC"), NYLIFE Insurance Company of Arizona ("NYLAZ"), New York Life Investment Management Holdings, LLC ("NYLIM Holdings") and New York Life International, LLC ("NYL International"), will have exclusive use of the aircraft. All costs incurred with the operation of the aircraft, less any income received from the Dry Lease Exchange Agreement ("Dry Lease") discussed in Note 10, will be charged to the company using the aircraft. The arrangement between the Company and New York Life is accounted for as a direct financing lease, as discussed in Note 10. At December 31, 2007 and 2006, the receivable from New York Life includes, $20,945,000 and $22,189,000, respectively, representing the remaining minimum lease payments plus the unguaranteed residual value of the aircraft.

Capital Corporation has an outstanding credit agreement with New York Life, as amended on January 1, 2006, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount not exceeding $3,000,000,000 at any time. For the years ended December 31, 2007 and 2006, Capital Corporation recorded interest income of $25,429,000 and $20,182,000, respectively, and reimbursement of debt issuance costs of $254,000 and $204,000, respectively. At December 31, 2007 and 2006, Capital Corporation had a receivable, including accrued interest, of $992,114,000 and $494,035,000, respectively. This agreement and any loans made shall be automatically extended and renewed for additional one-year periods, unless either Capital Corporation or New York Life notifies the other to terminate the agreement.

In accordance with an expense sharing agreement with New York Life, Capital Corporation provides New York Life with expertise in connection with the issuance of commercial paper, and in turn, New York Life reimburses Capital Corporation for expenses incurred. For the years ended December 31, 2007 and 2006, fee income was $442,000 and $286,000, respectively.

NYLINK acts as a conduit to New York Life whereby it collects fee income on certain products sold by its agents and remits those fees directly to New York Life. For the years ended December 31, 2007 and 2006, fee expenses incurred by NYLINK in connection with this arrangement were $1,111,000 and $827,000, respectively.

NYL Trust is party to various agreements with New York Life, whereby NYL Trust acts as investment manager or passive trustee/contract holder for the New York Life Trust Company GS1 Vanguard Collective Investment Trust and various plans participating in New York Life's Stable Value account. Pursuant to these agreements, New York Life pays fees to NYL Trust in accordance with the current fee structure. For the years ended December 31, 2007 and 2006, fee income earned on these agreements was $60,000. At December 31, 2007 and 2006, amounts due to NYL Trust were $22,000.

NYLIFE Securities directs and supervises its registered representatives' sale of New York Life group annuity contracts through separate accounts maintained by New York Life. For the years ended December 31, 2007 and 2006, NYLIFE Securities earned commissions of $749,000 and $650,000, respectively.

During 2007, the Company returned capital of $20,000,000 and made a distribution of $11,000,000 to New York Life. During 2006, the Company returned capital of $7,359,000 and made a distribution of $8,243,000 to New York Life.

NYLCAP MANAGER LLC ("NYLCAP MANAGER")

Capital Corporation has an outstanding credit agreement with NYLCAP Manager, an indirect wholly owned subsidiary of New York Life. Capital Corporation agreed to make loans to NYLCAP Manager in an aggregate principal amount not exceeding $70,000,000 at any time. There were no amounts outstanding under this agreement at December 31, 2007 and 2006.

NYLIAC

Under an agreement with NYLIAC, NYLIFE Securities directs and supervises NYLIAC's sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC. For the years ended December 31, 2007 and 2006, NYLIFE Securities earned commission income on the sale of NYLIAC products of $111,356,000 and $92,453,000, respectively. NYLIFE Securities incurs net expenses in connection with the offering of these products which are billed to NYLIAC. For the years ended December 31, 2007 and 2006, related net expenses reimbursed by NYLIAC totaled $2,894,000 and $2,783,000, respectively. At December 31, 2007 and 2006, $41,000 and $79,000, respectively, were the net payables to NYLIAC which are included in the amounts disclosed under the New York Life service agreement described above.

Capital Corporation has an outstanding credit agreement with NYLIAC. Capital Corporation agreed to make loans to NYLIAC in an aggregate principal amount not exceeding $490,000,000 at any time. For the years ended December 31, 2007 and 2006, Capital Corporation recorded interest income of $806,000 and $4,680,000, respectively, and reimbursement of debt issuance costs of $8,000 and $49,000, respectively. At December 31, 2007 and 2006, there were no loans outstanding to NYLIAC and no interest receivable from NYLIAC.

NYLINK acts as a general agent for NYLIAC whereby NYLINK solicits applications for Corporate-Owned Life Insurance ("COLI") and Bank-Owned Life Insurance products on which NYLINK earns commission income and asset based service fees. For the years ended December 31, 2007 and 2006, commission income and asset based service fees earned from NYLIAC were $3,674,000 and $5,429,000, respectively. At December 31, 2007 and 2006, NYLINK recorded a receivable from NYLIAC of $806,000 and $2,503,000, respectively.

NYLAZ

On November 1, 2005, Capital Corporation entered into a credit agreement with NYLAZ, a direct wholly owned subsidiary of New York Life. Capital Corporation agreed to make loans to NYLAZ in an aggregate principal amount not exceeding $40,000,000 at any time. There were no amounts outstanding under this agreement at December 31, 2007 and 2006.

NYLIFE DISTRIBUTORS LLC ("NYLIFE DISTRIBUTORS")

NYLIFE Securities has entered into a soliciting dealer agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, whereby NYLIFE Distributors pays NYLIFE Securities commissions, known as gross dealer concessions, for sales of MainStay mutual funds and the College-Sense 529 Plans by the registered representatives of NYLIFE Securities. For the years ended December 31, 2007 and 2006, NYLIFE Securities recorded commission income from NYLIFE Distributors of $43,158,000 and $46,934,000, respectively. At December 31, 2007 and 2006, the receivables from NYLIFE Distributors were $5,003,000 and $5,544,000, respectively.

NYL Trust is compensated by NYLIFE Distributors for directed trustee or custodian services provided to certain clients participating in 401(k) Small Plans. For the years ended December 31, 2007 and 2006, fee income was $206,000 and $241,000, respectively. At December 31, 2007 and 2006, fee income receivables were $50,000 and $56,000, respectively.

Pursuant to an agreement dated January 1, 2004, NYLIFE Distributors agreed to refer clients and other third parties who would be interested in purchasing COLI products to NYLINK. Should NYLINK sell COLI products to one or more referred parties, NYLINK agrees to compensate NYLIFE Distributors according to a schedule of payments. For the years ended December 31, 2007 and 2006, NYLINK incurred expenses to NYLIFE Distributors of $901,000 and $946,000, respectively. At December 31, 2007 and 2006, NYLINK had a payable to NYLIFE Distributors of $137,000 and $197,000, respectively.

NYLIM SERVICE COMPANY LLC ("NYLIM SERVICE COMPANY")

NYL Trust is party to a service agreement with NYLIM Service Company, an indirect wholly owned subsidiary of New York Life, whereby NYLIM Service Company performs administrative functions and services for certain of the MainStay Fund accounts on behalf of NYL Trust. NYL Trust acts as the fiduciary of such accounts. For the years ended December 31, 2007 and 2006, service fee expenses incurred by NYL Trust under this agreement were $2,707,000 and $2,766,000, respectively. Settlement is made between NYL Trust and NYLIM Service Company annually. At December 31, 2007 and 2006, the amount due to NYLIM Service Company totaled $1,737,000 and $1,818,000, respectively.

NYLIM

NYLIM provides certain subsidiaries of the Company with services and facilities, including, but not limited to, employee benefit plan and personnel administration, investment, legal advice, marketing and sales. As a result, NYLIM charges these subsidiaries a fee equal to the cost to NYLIM of providing such services and facilities, including all expenses, direct and allocated, reasonably and equitably determined by NYLIM to be attributable to the Company for services and facilities. For the years ended December 31, 2007 and 2006, expenses allocated under this agreement were $63,000 and $29,000, respectively. At December 31, 2007 and 2006, the amounts payable to NYLIM were $22,000 and $239,000, respectively.

NYL Trust is compensated by NYLIM to provide directed trustee or custodian services to certain clients participating in the 401(k) Complete product. Settlement is made between NYL Trust and NYLIM quarterly. For the years ended December 31, 2007 and 2006, fees earned under this agreement were $616,000 and $557,000, respectively. At December 31, 2007 and 2006, receivables from NYLIM were $158,000 and $148,000, respectively.

Trust FSB was party to an investment management agreement with NYLIM whereby NYLIM would act as investment advisor in connection with investment advisory services offered by Trust FSB on personal trust assets. For the year ended December 31, 2007, due to the dissolution, Trust FSB did not incur investment advisory fees. For the year ended December 31, 2006, Trust FSB incurred investment advisory fees of $4,000. At December 31, 2007 and 2006, there were no amounts payable to NYLIM.

NYLIFE Securities receives fees based on assets under management in the MainStay Cash Reserves Fund Class SW (formerly Eclipse Money Market Fund Sweep Shares). This fund is utilized as the sweep vehicle in brokerage accounts of the customers of NYLIFE Securities. For the years ended December 31, 2007 and 2006, NYLIFE Securities earned fees of $892,000 and $744,000, respectively. At December 31, 2007 and 2006, amounts receivable from NYLIM were $84,000 and $67,000, respectively.

INDEX FUND

As more fully described in Note 7, the Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the Guaranteed Date, the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guaranteed Date. The Company does not receive a separate fee under this agreement.

NOTE 9 - INCOME TAXES

Through the date of conversion to limited liability company status, the Company and its wholly owned domestic subsidiaries were members of an affiliated group which joined in the filing of a consolidated federal income tax return with New York Life. Following the conversion, the income or loss of the Company and certain other subsidiaries that were also converted to limited liability companies is included in New York Life's federal, state, and local taxable income. Subsidiaries that were not converted continue to be members of the same affiliated group and continue to join in filing a consolidated tax return with New York Life.

After the limited liability company conversions, the tax allocation agreement was revised to provide that each company will be allocated its share of tax expense or benefit determined generally on a separate company basis. Moreover, the tax allocation agreement provides that in the year a company converts into a limited liability company, any net operating losses or capital loss carryovers that succeeded to its parent company upon conversion may be utilized by the limited liability company in computing its separate company tax liability for the post conversion period. Estimated payments for taxes are made between the related companies both before and after the conversion. State, local, and foreign tax returns generally are filed separately. At December 31, 2007, net income tax payable of $1,928,000 consists of federal income taxes payable to New York Life pursuant to the tax allocation agreement of $516,000 and state and foreign income taxes payable of $1,412,000 and is included in other liabilities in the accompanying Consolidated Statement of Financial Position. At December 31, 2006, net income tax payable of $718,000 consists of federal income taxes payable to New York Life pursuant to the tax allocation agreement of $886,000 and state and foreign income taxes receivable of $168,000 and is included in other liabilities in the accompanying Consolidated Statement of Financial Position.

The components of income tax expense for the years ended December 31, 2007 and 2006 were as follows:

                         2007        2006
                       --------   ---------
                          (in thousands)
Current
   Federal             $  4,668   $   3,186
   State                    361         227
   Foreign                   19        (137)
                       --------   ---------
      Total current       5,048       3,276
                       --------   ---------
Deferred
   Federal               37,645     227,192
   State                     (4)        328
                       --------   ---------
      Total deferred     37,641     227,520
                       --------   ---------
      Total            $ 42,689   $ 230,796
                       ========   =========

For the year ended December 31, 2007, total income tax expense is different from the amount computed using the statutory federal tax rate of 35% primarily due to a change in reserve liability associated with FIN 48. For the year ended December 31, 2006, total income tax expense is different from the amount computed using the statutory federal tax rate of 35% primarily due to the recapture of dividend received deductions taken in prior years that resulted from changes in circumstances surrounding the Company's investment in ESI as discussed in Note 4.

The reconciliation is as follows:

                                                                 2007       2006
                                                              ---------  ---------
                                                                 (in thousands)
Income tax expense at statutory rate                          $ 41,116   $ 217,533
   State and local taxes, net of federal income tax benefit        233         471
   Net foreign taxes                                                19        (137)
   Equity in ESI, primarily dividends received deduction            --      13,391
   FIN 48 - change in reserve                                    1,474          --
   Non-includible gains related to foreign operations             (317)       (372)
   Other                                                           164         (90)
                                                              --------   ---------
      Total income tax expense                                $ 42,689   $ 230,796
                                                              ========   =========


The net deferred tax liability at December 31, 2007 and 2006 was attributable to the following temporary differences:

                                         2007        2006
                                      ---------   ---------
                                          (in thousands)
Deferred tax asset
   Derivatives                        $ 281,659   $  88,753
   Investment in NYLUK I                     --       1,890
   Other                                  1,250       1,343
                                      ---------   ---------
      Gross deferred tax asset          282,909      91,986
                                      ---------   ---------
Deferred tax liability
   Investment in ESI                    403,824     191,372
   Other                                    166         109
                                      ---------   ---------
      Gross deferred tax liability      403,990     191,481
                                      ---------   ---------
         Net deferred tax liability   $(121,081)  $ (99,495)
                                      =========   =========

Deferred income taxes are generally recognized, based upon enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to offset any portion of the deferred tax asset that is not expected to be realized. The Company's management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2007, is as follows:

                                                          TOTAL UNRECOGNIZED
                                                             TAX BENEFITS
                                                          ------------------
                                                            (in thousands)
BALANCE AT JANUARY 1, 2007 (DATE OF ADOPTION OF FIN 48)        $ 20,233
Additions for tax positions of prior years                           --
Reduction for tax positions of prior years                         (843)
Additions for tax positions of current year                          --
Reduction for tax positions of current year                          --
Settlements with tax authorities                                     --
Lapses of applicable statue of limitations                           --
                                                               --------
BALANCE AT DECEMBER 31, 2007                                   $ 19,390
                                                               ========

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $2,222,000. The Company classifies interest and penalties related to tax uncertainties as income tax expense. Total interest and penalty for the year ended December 31, 2007 was $2,270,000. At December 31, 2007, the Company had accrued a gross liability of $9,082,000 for tax-related interest. As a member of the New York Life Consolidated Group, the Company's federal tax return is routinely examined by the IRS and the open years under examination are 2002 to 2004.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

LEASES

The Company and its subsidiaries lease office space and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations. For the years ended December 31, 2007 and 2006, gross rental expenses were $768,000 and $745,000, respectively. For the year ended December 31, 2007, sublease rental receipt was $421,000. For the year ended December 31, 2006, there was no sublease rental receipt.

The Company maintains a lease reserve representing the discounted shortfall between rental expense and rental income on a lease of certain property vacated by the Company. During 2007 and 2006, a revaluation of this reserve resulted in a net decrease of approximately $723,000 and $717,000, respectively. At December 31, 2007 and 2006, the lease reserve was $1,502,000 and $2,225,000, respectively, and is included in other liabilities in the accompanying Consolidated Statement of Financial Position.

Future minimum lease payments and receipts under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 2007 are as follows:

                      Gross    Sublease
                     Rental     Rental
                    Payments   Receipts
                    --------   --------
                       (in thousands)
2008                 $  782     $  581
2009                    782        581
2010                    782        581
2011                    782        581
2012 & thereafter     3,320      2,248
                     ------     ------
Total                $6,448     $4,572
                     ======     ======

On November 5, 2004, the Company entered into an agreement to lease an aircraft to New York Life, NYLIAC, NYLAZ, NYLIM Holdings and NYL International, as discussed in Note 8. The lease is classified as a direct financing lease in accordance with the criteria specified in FASB Statement No. 13, "Accounting for Leases". The initial direct costs incurred relating to the lease were $341,000 and are recaptured through the minimum lease receipts. The net investment in the lease is equivalent to the cost basis of the aircraft and is comprised of the following (in thousands):

Total minimum lease payments   $ 6,220
Residual value                  18,665
                               --------
Net investment                 $24,885
                               ========

Annual minimum lease payments receivable are $1,244,000 for each of the next two years.

On November 5, 2004, the Company entered into a Dry Lease with Bombardier to make the Company's aircraft available to Bombardier for a certain number of hours each year based on the Company's expected use of the aircraft. The number of hours leased to Bombardier will reduce the Company's annual allocated hours (800 hours) in accordance with the management agreement between the Company and Bombardier. Bombardier agreed to reimburse the Company for each hour billed at the hourly rate of $3,636 and $3,505 during 2007 and 2006, respectively. For the years ended December 31, 2007 and 2006 income earned on this agreement was $1,310,000 and $664,000, respectively.

ASSETS PLEDGED AS COLLATERAL

In 2001, following the entering into of the SAILS agreement with CS described in Notes 6 and 7, the Company agreed to lend CS up to 18,000,000 shares of ESI common stock. In accordance with the terms of this agreement, the Company is obligated to reimburse CS for any reasonable costs incurred by CS for borrowing ESI shares. Whenever CS borrows shares from the collateral account, the Company is entitled to a securities lending fee which would then need to be reimbursed to CS. As of December 31, 2007 and 2006, CS borrowed 15,200,000 shares and 15,406,052 shares with a market value of $1,109,600,000 and $551,537,000, respectively. These transactions are generally collateralized with the right of offset against the Company's liabilities to CS, and to the extent the right of offset does not provide sufficient collateral, CS provides additional collateral which may consist of U.S. Government Securities, a letter of credit or cash. At December 31, 2007 and 2006, the carrying amount of the lent shares was $1,109,600,000 and $551,537,000, respectively. For the years ended December 31, 2007 and 2006, the Company earned fee income from lending ESI securities of $541,000 and $537,000, respectively. Under the terms of the SAILS agreement discussed in Notes 6 and 7, the Company is required to reimburse CS for any borrow costs incurred by CS in connection with this transaction. As a result, the Company incurred expenses of the same amounts, which are included in administrative and other expenses in the accompanying Consolidated Statement of Operations and Comprehensive Income. All share amounts and prices have been adjusted to reflect a two-for-one ESI stock split in 2007.

INDEX FUND

As more fully described in Notes 7 and 8, the Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the Guaranteed Date, the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guaranteed Date. At December 31, 2007 and 2006, the Company recognized a liability of $3,430,000 and $1,480,000, respectively.

OTHER

The Company and its subsidiaries are defendants in various legal actions arising from their respective operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

During 2007 and 2006, NYLIFE Securities concluded settlements with customers in connection with the sale of registered products. The Company expensed a total of $2,445,000 and $1,953,000 for the years ended December 31, 2007 and 2006, respectively, in settlements and related legal fees. At December 31, 2007 and 2006, the Company maintained a liability of $1,167,000 and $1,045,000, respectively, to cover remaining settlements and legal costs associated with these matters.

NYLIFE Securities clears all of its securities transactions through a clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between NYLIFE Securities and the clearing broker, the clearing broker has the right to charge NYLIFE Securities for losses that result from a customer's failure to fulfill its contractual obligations. There is no maximum amount assignable to this right. For the years ended December 31, 2007 and 2006, NYLIFE Securities paid the clearing broker $21,000 and $52,000, respectively, related to these contractual obligations. At December 31, 2007 and 2006, NYLIFE Securities had not recorded a liability pertaining to this right. In addition, NYLIFE Securities has the right to pursue collection or performance from the customers who do not perform under their contractual obligations. NYLIFE Securities monitors the credit standing of the clearing broker and all customers with which it conducts business.

In 2004, NYLUK I, along with the other equity shareholders of Life Assurance Holding Corporation ("LAHC"), sold its 23% interest in LAHC to Swiss Re GB plc ("Swiss Re"). As part of the purchase sale agreement with Swiss Re, NYLUK I agreed to indemnify Swiss Re with respect to a provision for mis-selling claims, corporation taxes and other general warranties. In accordance with FASB Interpretation No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Direct Guarantees of Indebtedness of Others", a liability was established with respect to this indemnity. At December 31, 2007, this reserve was released as all of the indemnities were expired. The release of this reserve resulted in an adjustment to the gain on the sale and is included as part of discontinued operations in the accompanying Consolidated Statement of Operations and Comprehensive Income. At December 31, 2006, the liability associated with this indemnity was $5,871,000.

As a result of the agreement to indemnify Swiss Re with respect to mis-selling claims, as discussed above, $22,520,000, representing NYLUK I's pro-rata share, had been deposited into a separate interest bearing account in the joint names of Swiss Re and the sellers for the purposes of satisfying any such claims. NYLUK I was entitled to its pro-rata share of interest on the funds held in escrow on a semi-annual basis. The funds were released from the account in three equal installments on each anniversary after August 24, 2004, less any amount required to make up for any inadequacy in the provision established by LAHC in relation to mis-selling liabilities. In addition, NYLUK I was entitled to additional sales proceeds related to a "Reserve Provision Weakening" clause in the sales agreement, whereby if the pension mis-selling reserve on LAHC's balance sheet at the date of sale turned out to be too conservative, NYLUK I would also share in the pro-rata portion from the release of this reserve. During 2007, NYLUK I received $8,675,000 representing a release of the third and final installment of the cash held in escrow and interest income, and an additional $4,735,000 related to the "Reserve Provision Weakening" clause under the sales agreement. The funds related to the "Reserve Provision Weakening" are recorded as an additional gain on the sale of LAHC and are included as part of discontinued operations in the accompanying Consolidated Statement of Operations and Comprehensive Income. During 2006, NYLUK I received $8,459,000 from escrow representing a release of the second installment of the cash held in escrow and interest income on the funds from September 13, 2005 through October 13, 2006. For the years ended December 31, 2007 and 2006, NYLUK I recorded interest income on the funds held in escrow of $653,000 and $754,000, respectively. At December 31, 2006, the receivable from escrow was $7,625,000.

Certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory or other requirements. The Company or New York Life has agreed to provide support so as to maintain adequate net worth in each of these subsidiaries. At December 31, 2007 and 2006, the net worth of each of these subsidiaries exceeded the regulatory requirements.

In connection with receiving its Authorization Certificate, NYL Trust agreed with the New York State Banking Department in 1995 that it would maintain stockholder's equity of one-quarter of one percent (0.25%) of total discretionary assets under administration or $2,500,000, which ever is greater. At December 31, 2007 and 2006, NYL Trust was in compliance with the minimum capital requirement.

In addition, New York Life acts as a guarantor for an employment agreement and lease payments of the Company.

NOTE 11 - SUBSEQUENT EVENT

On January 1, 2008, Eagle converted to a limited liability company. This conversion does not have a significant impact on the Company's financial position or results of operations.

OTHER FINANCIAL INFORMATION

The following consolidating information is presented for purposes of additional analysis and is not a required part of the December 31, 2007 consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATING STATEMENT OF FINANCIAL POSITION

                                DECEMBER 31, 2007

                                 (IN THOUSANDS)

                                                                                                             NYL
                                                 NYLIFE LLC    Capital      NYLIFE                       Irrevocable
                                                  (Parent)   Corporation  Securities  NYL Trust   Eagle     Trust     NYLINK
                                                 ----------  -----------  ----------  ---------  ------  -----------  ------
                     ASSETS
Investments
   Equity securities
      Trading securities, pledged as
         collateral, at fair value               $1,314,000    $     --    $     --    $    --   $   --     $   --    $   --
      Affiliated equity securities
         (equity method)                             34,432          --          --         --       --         --        --
   Fixed maturities
      Available for sale at fair value
         (amortized cost of $10,509)                     --          --          --     10,730       --         --        --
      Held to maturity, at amortized cost                --          --          --         --       --      4,775        --
   Other investments                                  2,271          --          --         --    1,683         --        --
Cash and cash equivalents                               393          32      14,437        787       15         --     1,820
Cash held in escrow                                      --          --          --         --       --         --        --
Accounts and other receivables                          408          --       3,587      2,147    6,374        122        37
Receivable from New York Life Insurance Company     263,498     992,114          --         23       --         --        --
Net receivable from other affiliates                  (861)          --       5,136     (1,538)       1        689       675
Other assets                                          1,585          --       1,113        156      664         --       483
                                                 ----------    --------    --------    -------   ------     ------    ------
         Total assets                            $1,615,726    $992,146    $ 24,273    $12,305   $8,737     $5,586    $3,015
                                                 ==========    ========    ========    =======   ======     ======    ======
        LIABILITIES AND MEMBER'S EQUITY
Notes payable                                    $  221,975    $989,875    $     --    $    --   $   --     $   --    $   --
Derivative financial instruments                    858,851          --          --         --       --         --        --
Accrued expenses                                        936       2,134       4,033         63    4,090        122       485
Payable to New York Life Insurance Company              797          --       4,073        821      907          4       176
Net deferred tax liability                          122,160          --      (1,008)        77       90         --     (238)
Other liabilities                                    25,616          --       1,178        (26)   1,944      4,774       243
                                                 ----------    --------    --------    -------   ------     ------    ------
         Total liabilities                        1,230,335     992,009       8,276        935    7,031      4,900       666
                                                 ----------    --------    --------    -------   ------     ------    ------
Member's equity                                     103,340           1      41,149      5,504    1,700      1,000     2,492
Accumulated earnings                                281,703         136     (25,152)     5,735        6      (314)     (143)
Accumulated other comprehensive income
   Net unrealized gains on investments (net of
      tax expense of $90)                               131          --          --        131       --         --        --
   Cumulative translation adjustment                    217          --          --         --       --         --        --
                                                 ----------    --------    --------    -------   ------     ------    ------
         Total member's equity                      385,391         137      15,997     11,370    1,706        686     2,349
                                                 ----------    --------    --------    -------   ------     ------    ------
         Total liabilities and member's equity   $1,615,726    $992,146    $ 24,273    $12,305   $8,737     $5,586    $3,015
                                                 ==========    ========    ========    =======   ======     ======    ======

                                                                        Monetary
                                                     NYL                Research
                                                 Management   NYLUK I     Ltd.    NYLEX  Eliminations  Consolidated
                                                 ----------  ---------  --------  -----  ------------  ------------
                     ASSETS
Investments
   Equity securities
      Trading securities, pledged as
         collateral, at fair value                $      --  $      --    $ --     $--    $      --     $1,314,000
      Affiliated equity securities
         (equity method)                                 --         --      --      --      (34,432)            --
   Fixed maturities
      Available for sale at fair value
         (amortized cost of $10,509)                     --         --      --      --           --         10,730
      Held to maturity, at amortized cost                --         --      --      --           --          4,775
   Other investments                                  1,706         --      --      --           --          5,660
Cash and cash equivalents                               137      2,505      --      70           --         20,196
Cash held in escrow                                      --         --      --      --           --             --
Accounts and other receivables                          348          4      --      57           --         13,084
Receivable from New York Life Insurance Company          --         --      --      --           --      1,255,635
Net receivable from other affiliates                    276      (291)     203     (63)         (22)         4,205
Other assets                                            180         --      --      --           --          4,181
                                                  ---------  ---------    ----     ---    ---------     ----------
         Total assets                             $   2,647  $   2,218    $203     $64    $ (34,454)    $2,632,466
                                                  =========  =========    ====     ===    =========     ==========
        LIABILITIES AND MEMBER'S EQUITY
Notes payable                                     $      --  $      22    $ --     $--    $     (22)     1,211,850
Derivative financial instruments                         --         --      --      --           --        858,851
Accrued expenses                                         --         27      --      --           --         11,890
Payable to New York Life Insurance Company               --         --      --      --           --          6,778
Net deferred tax liability                               --         --      --      --           --        121,081
Other liabilities                                     1,502      1,385      --       7           --         36,623
                                                  ---------  ---------    ----     ---    ---------     ----------
         Total liabilities                            1,502      1,434      --       7          (22)     2,247,073
                                                  ---------  ---------    ----     ---    ---------     ----------
Member's equity                                      12,699     60,836      95       1     (125,477)       103,340
Accumulated earnings                               (11,771)   (58,795)     108      56       90,136        281,705
Accumulated other comprehensive income
   Net unrealized gains on investments (net of
      tax expense of $90)                                --         --      --      --         (131)           131
   Cumulative translation adjustment                    217    (1,257)      --      --        1,040            217
                                                  ---------  ---------    ----     ---    ---------     ----------
         Total member's equity                        1,145        784     203      57      (34,432)       385,393
                                                  ---------  ---------    ----     ---    ---------     ----------
         Total liabilities and member's equity    $   2,647  $   2,218    $203     $64    $ (34,454)    $2,632,466
                                                  =========  =========    ====     ===    =========     ==========

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a. (1) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*

     (2) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(b) to Post-Effective Amendment No. 11*

     (3) Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(b) to Post-Effective Amendment No. 23*

     (4)  Form of Declaration of Trust as Amended and Restated December 31, 1994
          - Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53*

     (5) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(e) to Post-Effective Amendment No. 28*

     (6) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

     (7) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(h) to Post-Effective Amendment No. 38*

     (8) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(i) to Post-Effective Amendment No. 47*

     (9) Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*

     (10) Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51*

     (11) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55*

     (12) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund - Previously filed as Exhibit a(12) to Post-Effective Amendment No. 58*

     (13) Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(13) to Post-Effective Amendment No. 65*

     (14) Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(14) to Post-Effective Amendment No. 65*

     (15) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share - Previously filed as Exhibit a(15) to Post-Effective Amendment No. 65*

     (16) Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share--Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74*

     (17) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 74*

     (18) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(18) to Post-Effective Amendment No. 74*

     (19) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(19) to Post-Effective Amendment No. 74*

     (20) Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit
          (a)(20) to Post-Effective Amendment No. 80.*


     (21) Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit 1(a) to Registrant's Form N-14 filed with the Commission on August 10, 2007.*



     (22) Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit
          (a)(22) to Post-Effective Amendment No. 93*



b. (1) Amended and Restated By-Laws dated February 12, 2007 - Previously filed as Exhibit (b)(1) to Post-Effective Amendment No. 91*




c. See the Declaration of Trust, as amended and supplemented from time to time and the Amended and Restated By-Laws dated December 31, 1994 (See above)



d.   (1)  (a)  Amended and Restated Management Agreement between The MainStay
               Funds and New York Life Investment Management LLC - Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 88*




          (b) Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC (Institutional Bond and Principal Preservation Funds) - Previously filed as Exhibit (d)(1)(b) to Post-Effective Amendment No. 91*





     (2) (a) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC - Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 91*



          (b) Second Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Markston International LLC - Previously filed as (d)(2)(b) to Post-Effective Amendment No. 80*

          (c) Sub-Advisory Agreement between New York Life Investment Management LLC and Jennison Associates LLC - Previously filed as Exhibit (d)(2)(c) to Post-Effective Amendment No. 80*

          (d) Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. - Previously filed as Exhibit (d)(2)(d) to Post-Effective Amendment No. 80*

          (e) Sub-Advisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC - Previously filed as Exhibit (d)(2)(e) to Post-Effective Amendment No. 84*

          (f) Sub-Advisory Agreement between New York Life Investment Management LLC and McMorgan & Company LLC - Previously filed as Exhibit (d)(2)(f) to Post-Effective Amendment No. 91*

e. (1) Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. - Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 80*

     (2)  Form of Soliciting Dealer Agreement - Previously filed as Exhibit
          (e)(2) to Post-Effective Amendment No. 80*

f.   Inapplicable

g. (1) Custodian Agreement with Investors Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 80*


          (a) Extension Agreement dated January 31, 2008 to the Master Custodian Agreement dated June 30, 2005 - Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. 93*



     (2) Amendment dated December 7, 2007 to Custodian Agreement with State Street Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 93*


     (3) Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 80*


     (4) Amendment dated December 7, 2007 to Delegation Agreement with State Street Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(4) to Post-Effective Amendment No. 93*


h.   (1)  (a)  Amended and Restated Transfer Agency and Service Agreement -
               Previously filed as Exhibit (h)(1)(a) to Post-Effective Amendment No. 80*

          (b) Sub-Transfer Agency Agreement - Previously filed as Exhibit h(I)(d) to Post-Effective Amendment No. 51*

               (i) Amendment dated June 18, 2007 to the Sub-Transfer Agency Agreement - Previously filed as Exhibit h(I)(b)(i) to Post-Effective Amendment No. 88*

     (2) Form of Guaranty Agreement - Equity Index Fund -- Previously filed as Exhibit h(2) to Post-Effective Amendment No. 53*

     (3) Amended and Restated Service Agreement with New York Life Benefit Services, Inc. - Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 80*

     (4) Amended and Restated Fund Accounting Agreement with New York Life Investment Management LLC - Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 80*

     (5) Shareholder Services Plan (Class R1 shares) - Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 80*

     (6) Shareholder Services Plan (Class R2 shares) - Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 80*

     (7) Shareholder Services Plan (Class R3 shares) - Previously filed as Exhibit (h)(7) to Post-Effective Amendment No. 80*


     (8) Form of Revised Expense Limitation Agreement - Previously filed as Exhibit (h)(8) to Post-Effective Amendment No. 93*





     (9)  Amendment to Fund Accounting Agreement - Previously filed as Exhibit
          (h)(9) to Post-Effective Amendment No. 80*

     (10) Form of Indemnification Agreement - Previously filed as Exhibit
          (h)(10) to Post-Effective Amendment No. 80*

     (11) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed as Exhibit (h)(11) to Post-Effective Amendment No. 80*


          (a) Extension Agreement dated January 31, 2008 to the Master Fund Sub-Accounting and Sub-Administration Agreement dated June 30, 2005 - Previously filed as Exhibit (h)(11)(a) to Post-Effective Amendment No. 93*



     (12) Amendment dated December 7, 2007 to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and State Street Bank & Trust Company - Previously filed as Exhibit (h)(12) to Post-Effective Amendment No. 93*


i. (1) Opinion and consent of counsel - Previously filed as Exhibit (i)(6) to Post-Effective Amendment No. 84*


j. (1) Consent of Independent Registered Public Accounting Firm (KPMG LLP) - Filed herewith



j. (2) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) - Filed herewith


k.   Not applicable

l.   Not applicable.

m. (1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) - Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 80*

     (2) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) - Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 80*

     (3) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 80*

     (4) Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) - Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 80*

     (5) Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) - Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 80*


     (6) Form of Plan of Distribution pursuant to Rule 12b-1 (Investor Class shares) - Previously filed as Exhibit (m)(6) to Post-Effective Amendment No. 93*




n. Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed as Exhibit (n) to Post-Effective Amendment No. 93*


o.   Not Applicable

p.   Codes of Ethics


     (1) The MainStay Funds dated 9/06 - Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 84*


     (2) Markston International LLC - Previously filed as Exhibit (p)(2) to Post-Effective Amendment No. 84*

     (3) MacKay Shields LLC - Previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 84*


     (4) New York Life Investment Management Holdings LLC dated 6/07 - Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 93*



     (5) Institutional Capital LLC (f/k/a Institutional Capital Corporation) dated 11/1/06 - Previously filed as Exhibit (p)(5) to Post-Effective Amendment No. 93*



     (6) Winslow Capital Management, Inc. dated 2/05 - Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 84*



     (7)  McMorgan & Company LLC dated 1/06 - Previously filed as Exhibit
          (p)(7) to Post-Effective Amendment No. 89*


Other Exhibits:

Powers of Attorney - Previously filed as Exhibits to Registrant's Form N-14 filed with the Commission on August 10, 2007

----------
*    Incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

     New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The Mainstay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

SECTION 4.3. MANDATORY INDEMNIFICATION.

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Non-interested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     In addition, each Trustee has entered into a written agreement with the Trust pursuant to which the Trust is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC ("NYLIM") acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of NYLIM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of NYLIM is 51 Madison Avenue, New York, NY 10010.


NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
--------------------   --------------------------------   -------------------------------------------------
Gary E. Wendlandt      Chairman and Chairman of the       Chairman and Chairman of the Board, New York
                       Board                              Life Investment Management Holdings LLC;
                                                          Chairman of the Board, Manager and President,
                                                          NYLIFE LLC; Member of the Board, Institutional
                                                          Capital LLC, NYLCAP Manager LLC, McMorgan &
                                                          Company LLC and Madison Capital Funding LLC;
                                                          Manager, MacKay Shields LLC and New York Life
                                                          International, LLC; Principal Director, Fianzas
                                                          Monterrey, S.A. and Seguros Monterrey New York
                                                          Life, S.A. de C.V.; Senior Executive Vice
                                                          President, New York Insurance and Annuity
                                                          Corporation; Vice Chairman, New York Life
                                                          Insurance Company.

Robert A. Anselmi      Vice Chairman and Chairman         Vice Chairman and Vice Chairman of the Board,
                       of the Board                       New York Life Investment Management Holdings,
                                                          LLC; Senior Vice President, New York Life
                                                          Insurance Company; Manager and Member of the
                                                          Audit Committee, NYLCAP Manager LLC and
                                                          Instritutional Capital LLC; Manager, McMorgan &
                                                          Company LLC, Madison Capital Funding LLC and
                                                          MacKay Shields LLC.

Brian A. Murdock       Member of the Board of Managers,   Member of the Board of Managers, President and
                       President and Chief Executive      Chief Executive Officer, New York Life
                       Officer                            Investment Management Holdings LLC, Senior Vice
                                                          President, New York Life Insurance Company;
                                                          Chairman of the Board and Member of the
                                                          Compensation Committee, Institutional Capital
                                                          LLC; Manager and Member of the Audit and
                                                          Compensation Committees, MacKay Shields LLC;
                                                          Chairman of the Board and Member of the Audit
                                                          and Compensation Committees, McMorgan & Company
                                                          LLC and Madison Capital funding LLC; Chairman of
                                                          the Board and Member of the Compensation
                                                          Committee, NYLCAP Manager LLC; Chairman of the
                                                          Board and Chief Executive Officer, NYLIFE
                                                          Distributors LLC; Director, New York Life
                                                          Investment Management India Fund II, LLC;
                                                          Trustee and Chief Executive Officer, The
                                                          MainStay Funds and Eclipse Funds; Director and
                                                          Chief Executive Officer, ICAP Funds, Inc.,
                                                          Eclipse Funds Inc. and MainStay VP Series Fund,
                                                          Inc.

                                                          Funds, Inc.

Patrick G. Boyle       Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Director of
                                                          New York Life Trust Company; Manager of Madison
                                                          Capital Funding LLC; Director of New York Life
                                                          International Investment Inc.; Executive Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Frank J. Ollari        Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          NYLCAP Manager LLC; Manager of Madison Capital
                                                          Funding LLC; Director of NYLIM Real Estate Inc.;
                                                          Senior Vice President of NYLIFE Insurance Company
                                                          of Arizona; Senior Vice President of New York
                                                          Life Insurance and Annuity Corporation

Barry A. Schub         Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          McMorgan & Company LLC; Manager of NYLIFE
                                                          Distributors LLC, Institutional Capital LLC
                                                          and MacKay Shields LLC

David G. Bedard        Senior Managing Director and       Senior Managing Director and Chief Financial
                       Chief Financial Officer            Officer, New York Life Investment Management
                                                          Holdings LLC

Jefferson C. Boyce     Senior Managing Director           Director and Chief Investment Officer of New York
                                                          Life Trust Company; Senior Managing Director of
                                                          NYLIFE Distributors LLC


Thomas A. Clough       Senior Managing Director           Chairman of the Board of New York Life Trust
                                                          Company; Senior Managing Director - Retirement
                                                          Services of NYLIFE Distributors LLC

Allan Dowiak           Senior Managing Director           None

Tony H. Elavia         Senior Managing Director           Executive Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation; Senior Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Stephen P. Fisher      Senior Managing Director and       Manager, President and Chief Operating Officer
                       Chief Marketing Officer            of NYLIFE Distributors LLC; Chairman of the
                                                          Board of NYLIM Service Company; President of The
                                                          Mainstay Funds, Eclipse Funds, Eclipse Funds
                                                          Inc., Mainstay VP Series Fund, Inc. and ICAP
                                                          Funds, Inc.

Anthony R. Malloy      Senior Managing Director           Senior Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation

Stephen W. Mandella    Senior Managing Director           Member of the Board of Managers, NYLCAP
                                                          Manager LLC

Alison H. Micucci      Senior Managing Director and       Senior Managing Director and Chief Compliance
                       Chief Compliance Officer           Officer of New York Life Investment Management
                                                          Holdings, LLC; Senior Managing Director -
                                                          Compliance of NYLIFE Distributors LLC; Chief
                                                          Compliance Officer of NYLCAP Manager LLC; Senior
                                                          Vice President and Chief Compliance Officer of
                                                          The MainStay Funds, Eclipse Funds, Eclipse Funds
                                                          Inc.; MainStay VP Series Fund, Inc. and ICAP
                                                          Funds, Inc.

Susan L. Paternoster   Senior Managing Director and       None
                       Head of Information Technology

Donald A. Salama       Senior Managing Director           Senior Managing Director, Retirement Services,
                                                          NYLIFE Distributors LLC.

John E. Schumacher     Senior Managing Director           Manager and Chief Executive Officer of NYLCAP
                                                          Manager LLC; Principal of New York Life Capital
                                                          Partners II, L.L.C.; Director of NYLCAP Holdings
                                                          (Mauritius); Chief Executive Officer of New York
                                                          Life Capital Partners III GenPar GP, LLC;
                                                          Principal of New York Life Capital Partners,
                                                          L.L.C.; Chief Executive Officer of NYLIM
                                                          Mezzanine GenPar GP, LLC; Director of New York
                                                          Life International India Fund (Mauritius) LLC

Richard C. Schwartz    Senior Managing Director           Investment Officer of New York Life Trust

                                                          Company; Senior Vice President and Senior
                                                          Investment Manager for Derivative Transactions of
                                                          New York Life Insurance and Annuity Corporation

George S. Shively      Senior Managing Director,          Senior Managing Director, General Counsel and
                       General Counsel and                Secretary, New York life Investment Management
                       Secretary                          Holdings LLC; Vice President and Associate General
                                                          Counsel, New York Life Insurance Company;
                                                          Secretary, Institutional Capital LLC, MacKay
                                                          Shields LLC and Madison Capital Funding LLC

Mark W. Talgo          Senior Managing Director           President of NYLIM Fund II GP, LLC; President of
                                                          NYLIM Real Estate Inc.; Senior Vice President of
                                                          NYLIFE Insurance Company of Arizona; Senior Vice
                                                          President of New York Life Insurance and Annuity
                                                          Corporation

Julia A. Warren        Senior Managing Director           Vice President of New York Life Insurance and
                                                          Annuity Corporation

Jae S. Yoon            Senior Managing Director           Member of the Board of Directors, New York Life
                                                          Trust Company


MacKay Shields

MacKay Shields LLC ("MacKay Shields") acts as the sub-adviser for certain series of the following open-end registered management investment companies: Eclipse Funds Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of MacKay Shields is 9 West 57th Street, New York, NY 10029.


NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
--------------------   --------------------------------   -------------------------------------------------

Osbert M. Hood         Chairman and Chief Executive       Mr. Hood joined MacKay Shields in January 2007 as
                       Officer                            President. He became Chief Executive Officer in
                                                          July 2007 and Chairman in January 2008. He was most
                                                          recently CEO of Pioneer Investment Management USA Inc.,
                                                          where he was previously its chief executive officer
                                                          after joining Pioneer in 2000.

Lucille Protas         Chief Operating Officer,            Ms. Protas is a Director of MacKay Shields
                       Treasurer and Senior                Defensive Bond arbitrage Fund Ltd.
                       Managing Director

Gary L. Goodenough     Senior Managing Director; Head     None
                       of the Fixed Income Team

Ellen Metzger          Senior Managing Director and       None
                       General Counsel

J. Matthew Philo       Senior Managing Director; Head     None
                       of the High Yield Team

John Prom              Senior Managing Director; Head     None
                       of Subadvisory and
                       International Business
                       Development

Dan C. Roberts         Senior Managing Director; Head     None
                       of the High Yield Active Core
                       Team

Richard Rosen          Senior Managing Director; Head     None
                       of the Value Equity Team

Edmund C. Spelman      Senior Managing Director; Head     None
                       of the Growth Equity Team

A. Timothy West        Senior Managing Director; Head     None
                       of Institutional Business
                       Development

Rupal J. Bhansali      Managing Director; Head of the     None
                       International Equity Team

Kevin T. McAteer       Managing Director; Head of         None
                       Equity Trading


ITEM 27. PRINCIPAL UNDERWRITERS

a.   NYLIFE Distributors LLC acts as the principal underwriter for:

     Eclipse Funds Inc. (File No. 33-36962)
     Eclipse Funds (File No. 33-08865)
     ICAP Funds, Inc. (File No. 33-86006)
     MainStay VP Series Fund, Inc. (File No. 2-86082)
     The MainStay Funds (File No. 33-02610)
     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account
b.


                                BUSINESS POSITION(S) AND OFFICE(S) WITH   POSITION(S) AND OFFICE(S) WITH THE
 NAME AND PRINCIPAL ADDRESS            NYLIFE DISTRIBUTORS LLC                     MAINSTAY FUNDS
-----------------------------   ---------------------------------------   ----------------------------------

      Brian A. Murdock            Chairman of the Board and Chief             Chief Executive Officer
                                        Executive Officer

     Christopher O. Blunt         Manager and Executive Vice President,                 None
                                     Life and Annuity Distribution


       Robert E. Brady              Manager and Managing Director,                      None
                                             Operations

        John A. Cullen                         Manager                                  None

       Stephen P. Fisher             Manager, President and Chief                     President
                                           Operating Officer

         Barry A. Schub                        Manager                                  None

        Scott L. Berlin             Executive Vice President, Non-COLI                  None
                                       Variable Life Distribution

        Robert J. Hebron                 Executive Vice President,                      None
                                             COLI Distribution

          John R. Meyer            Executive Vice president Variable Annuity            None
                                    and Agency Mutual Funds Distribution

           Mark Taylor                   Executive Vice President,                      None
                                          McMorgan Distribution

        Jefferson C. Boyce          Senior Managing Director, New York                  None
                                       Life Relationship Management

         Thomas A. Clough                 Senior Managing Director,                     None
                                             Retirement Services

         Barbara McInerney           Senior Managing Director, Compliance               None

         Alison H. Micucci           Senior Managing Director, Compliance        Senior Managing Director and
                                                                                   Chief Compliance Officer

          Donald A. Salama                Senior Managing Director,                     None
                                            Retirement Services

           David L. Bangs           Managing Director, Institutional Sales              None

         Michael D. Coffey         Managing Director, Mutual funds -- NYLIM             None
                                               Product Division

          Philip L. Gazzo          Managing Director, Mutual Funds -- Outside           None
                                           Broker-Dealer Distribution

           Mark A. Gomez                  Managing Director and Chief                  None
                                               Compliance Officer


     Joseph J. Henehan          Managing Director, Retirement Services                 None

     Edward P. Linder          Managing Director, Variable Annuity and                 None
                                   Agency Mutual Funds Distribution

 Marguerite E. H. Morrison         Managing Director and Secretary             Chief Legal Officer
                                                                                   and Secretary

    Christopher V. Parisi         Managing Director, Mutual Funds                      None
                                         National Sales



(1)  169 Lackawanna Avenue, Parsippany, NJ 07054

c.   Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

ITEM 29. MANAGEMENT SERVICES.

Inapplicable.

ITEM 30. UNDERTAKINGS.

Inapplicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 94 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 27th day of February, 2008.


                                        THE MAINSTAY FUNDS


                                        By: /s/ Stephen P. Fisher
                                            ------------------------------------
                                            Stephen P. Fisher
                                            President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 94 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 2008.




SIGNATURE                               TITLE
---------                               -----


/s/ Susan B. Kerley*                    Trustee and Chairman of the Board
-------------------------------------
Susan B. Kerley


/s/ Alan R. Latshaw*                    Trustee
-------------------------------------
Alan R. Latshaw


/s/ Peter Meenan*                       Trustee
-------------------------------------
Peter Meenan


/s/ Brian A. Murdock*                   Trustee and Chief Executive Officer
-------------------------------------
Brian A. Murdock


/s/ Richard H. Nolan, Jr.*              Trustee
-------------------------------------
Richard H. Nolan, Jr.


/s/ Richard S. Trutanic*                Trustee
-------------------------------------
Richard S. Trutanic


/s/ Roman L. Weil*                      Trustee
-------------------------------------
Roman L. Weil


/s/ John A. Weisser*                    Trustee
-------------------------------------
John A. Weisser


/s/ Jack R. Benintende                  Treasurer and Principal Financial
-------------------------------------   and Accounting Officer
Jack R. Benintende

*By: /s/ Jeffrey A. Engelsman
     --------------------------------
     JEFFREY A. ENGELSMAN
     As Attorney-in-Fact*

*    PURSUANT TO POWERS OF ATTORNEY PREVIOUSLY FILED.

                                 EXHIBIT INDEX




j.(1)           Consent of Independent Registered Public Accounting Firm (KPMG
                LLP)


j.(2) Consent of Independent Registered Public Accounting Firm (Pricewaterhouse Coopers LLP)